UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-05823

DOMINI SOCIAL INVESTMENT TRUST

(Exact Name of Registrant as Specified in Charter)

532 Broadway, 9th Floor, New York, New York 10012

(Address of Principal Executive Offices)

Amy Domini Thornton

Domini Social Investments LLC

532 Broadway, 9th Floor

New York, New York 10012

(Name and Address of Agent for Service)

Registrant’s Telephone Number, including Area Code: 212-217-1100

Date of Fiscal Year End: July 31

Date of Reporting Period: July 31, 2010

Item 1.    Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 follows.

ANNUAL REPORT 2010	JULY 31, 2010

DOMINI SOCIAL EQUITY FUND®

INVESTOR SHARES, CLASS R SHARES, CLASS A SHARES & INSTITUTIONAL SHARES

DOMINI INTERNATIONAL SOCIAL EQUITY FUND SM

INVESTOR SHARES & CLASS A SHARES

DOMINI SOCIAL BOND FUND®

INVESTOR SHARES

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TABLE OF CONTENTS

2	Letter from the President

The Way You Invest Matters
4	Domini News
5	Domini Activism
6	Toxins in Consumer Products

Fund Performance and Holdings
10	Domini Social Equity Fund
19	Domini International Social Equity Fund
29	Domini Social Bond Fund

35	Expense Example

Financial Statements
37	Domini Social Equity Fund
37	Domini International Social Equity Fund
64	Domini Social Bond Fund

76	Board of Trustees’ Approval of Management and Submanagement Agreements

85	Trustees and Officers

88	Proxy Voting Information

88	Quarterly Portfolio Schedule Information

88	Shareholder Meeting Results

THE WAY YOU INVEST MATTERS®

LETTER FROM THE PRESIDENT

Dear Fellow Shareholders:

The year ending July 31, 2010, was far kinder for investors than the previous year, largely because many companies were returning to profitability. This is certainly important; I am not certain that the nation could have withstood many more bankruptcies. Corporate profitability is a major contributor to our economy, but not its largest component. In this letter, I would like to focus on how to bring the consumer, the most important input to our economy, back to profitability.

People purchasing food, clothing, and goods or services make by far the largest contribution to the economy. Therefore, the simplest way to spur economic growth is to get more of the population into the spending class. During the last decade, the proliferation of credit card debt and home equity debt created new buyers, but led to disaster for families and the economy.

A more sustainable path would be to enable more people to responsibly purchase a home, put their children through college, enjoy vacations, and perhaps even do all the above on one salary. This is what labor unions accomplished for many Americans in the past, and the decline of unions has coincided with stagnation in wages and a significant increase in wealth disparity in America. Last year, Domini Social Investments endorsed the Employee Free Choice Act, which would help level the playing field in union-organizing campaigns. We also helped coordinate a joint statement on behalf of like-minded investors managing more than $370 billion. We continue to believe that passage of the Act is an economic imperative.

Direct transfers to the less well off, through such vehicles as a single-payer health care system, more generous unemployment benefits, or a shift of tax burdens might accomplish the goal of creating new consumers. A large increase in the minimum wage would help. A green-collar jobs bill could create millions of new jobs insulating and retrofitting American buildings while also reducing our dependency on fossil fuels. None of these options seem very likely in the near term, however.

To grow the two-thirds of our economy that depends on consumers, we must grow the incomes of those who are afraid to make discretionary purchases — those whose economic security is weakest. Government appears unlikely to meet this need in the near future, but will corporations start to hire? Big companies are extremely profitable at present. According to Goldman Sachs research, nonfinancial companies in the Standard & Poor’s 500 have cash reserves of $843 billion — but they have no intention of spending it on new or better jobs. Why not? Because they don’t need to. Their profits are growing without hiring.

THE WAY YOU INVEST MATTERS®

Without a vigorous jobs bill and without corporate hiring, how will the consumer be able to participate more broadly in creating economic activity? One answer is for us to stop thinking of ourselves as “consumers” and “investors” and “workers” and once again embrace the role of “citizen.”

There are signs of hope emerging from renewed commitments to our neighbors and our planet, and from small entrepreneurs and businesses. Though many of these went bankrupt over the past few years, several new classes are growing. Job creation may come from those who are excited about new ways of doing things. Ecotravel tours, iPhone applications, and natural swimming pools are leading a host of new entrepreneurs into action.

The new focus on purchasing from a local farmer or locally owned shop is also having its effect. The new interest in cleaner, fresher, more diverse food crops are bringing people into farmers markets and fresh food stands, leading to an infrastructure of small businesses. A new system is emerging that thinks globally, but acts locally. The shift to “buy local” is not a return to the isolationism of old. It is a commitment to local community rooted in our responsibility to protect the planet we all share.

Whether I find myself in Iowa, Kentucky, California, or Florida, I see signs bragging of local ownership. Once we bought locally because we had no choice. Today, we buy locally because we do have choices, and our decisions matter. This notion is perhaps the brightest indication of the American “can do” spirit on our Main Streets today.

As social investors, we have taken this notion a step farther. Our investment decisions matter as well. Perhaps the tangible results are less visible than the thriving farmstand down the block, but our investment decisions are having dramatic results. In this report, we share some of these efforts. Thank you for making a difference with Domini Social Investments.

Very truly yours,

Amy Domini

amy@domini.com

THE WAY YOU INVEST MATTERS®

DOMINI NEWS

Safety Last? BP, Toyota, and Massey Energy

Domini avoided investments in BP, Toyota, and Massey Energy: three major companies that have recently experienced devastating public scandals and catastrophes.

That Domini avoided these three companies demonstrates that social and environmental standards can help to mitigate certain investment risk by providing early warning signals for major disasters to come. For details on how we evaluated these three companies, and why they failed to meet our standards for investment, please visit our website.

Speaking Out on Your Behalf

Founder and CEO Amy Domini participated in the OECD’s high-level “Road to Recovery” forum in Paris, and published a new article in the OECD Observer calling for an end to “economically useless” investment vehicles.

Managing Director Adam Kanzer was interviewed by China Rights Forum on how Domini is addressing human rights issues at Cisco Systems.

Following a series of worker suicides at one of the world’s most important electronics manufacturing facilities, Domini Social Investments is helping to lead an international coalition of investors calling for renewed attention to the health and well-being of the people that build the world’s computers and cell phones.

Amy Domini Named One of Thirty Most Influential by Investment Advisor Magazine

Investment Advisor magazine included Amy Domini in its “Thirty for Thirty” list of the “30 most influential individuals in and around the planning profession over the last three decades.” The list ran in the magazine’s May 2010 issue, which also included an interview with her.

A Fond Farewell to Two Trustees

Two members of the Domini Funds’ Board of Trustees, William C. Osborn and Karen Paul, have left the board as their terms of office expired. Both Willy and Karen served as trustees since the Domini Social Equity Fund’s launch in 1991. We deeply appreciate their years of dedicated service to Domini’s shareholders, and wish them the best.

THE WAY YOU INVEST MATTERS®

DOMINI ACTIVISM

Domini Reaches Agreement with Nucor on Slavery in Brazil

Nucor, the largest U.S. steel producer, is also the largest buyer of Brazilian pig iron, a key ingredient in the manufacture of steel. In 2006 Bloomberg Markets magazine opened a window into the small camps that produce the charcoal used to make pig iron, exposing a world of slavery, inhuman working conditions and illegal deforestation.

For three years, we worked with Nucor management, pressing the company for a comprehensive and transparent system to address this problem. We are pleased to announce we have reached an important and far-reaching agreement.

The company will require its top-tier Brazilian pig-iron suppliers to either join the Citizens Charcoal Institute (ICC), or sign and adhere to the National Pact for the Eradication of Slave Labor. All ICC members agree to subject their supply chains to independent monitoring, and all National Pact signatories agree not to purchase from any supplier found by the government to use slaves, and to allow monitoring of that commitment. Nucor will also publicly report on implementation of this agreement.

We commend Nucor for these important commitments, and are hopeful that this agreement will produce real change on the ground.

Shareholder Resolutions Gain High Votes

Bisphenol-A (BPA) is a potentially harmful chemical found in certain plastics and the linings of cans, including those sold by Coca-Cola. Our shareholder proposal asking the company to consider safer alternatives received more than 20% support at the company’s annual meeting in April. It was the first shareholder proposal ever filed to address the risks of BPA.

Corporate political activity has been a focus of our activism work for more than six years. The issue has gained new importance since a January 2010 U.S. Supreme Court decision that removed limits on corporate financing of election advertising targeted at specific candidates and issues. We expect most of this spending to be funneled through trade associations and similar entities.

Last year, Goldman Sachs agreed to prohibit direct contributions with corporate funds, in response to our shareholder proposal. This year, our proposal asking Goldman to reveal its contributions to politically active trade associations received a very strong 37% vote. Dialogue with Goldman continues.

Visit the shareholder activism section of www.domini.com to learn more. To receive email updates, sign up for “Domini Updates” on our home page, and please find us on Facebook and follow us on Twitter.

THE WAY YOU INVEST MATTERS®

THE WAY YOU INVEST MATTERS:

TOXINS IN CONSUMER PRODUCTS

In April 2010, the President’s Cancer Panel released a report entitled Reducing Environmental Cancer Risk: What We Can Do Now. The panel’s conclusions were alarming.

“The true burden of environmentally induced cancer has been grossly underestimated,” the authors wrote. “With nearly 80,000 chemicals on the market in the United States, many of which are used by millions of Americans in their daily lives and are un- or understudied and largely unregulated, exposure to potential environmental carcinogens is widespread.”

These findings were not unexpected to anyone familiar with the scientific literature, and actions taken over the past few years by the European Union and Canada. In 2008, the Canadian government banned the use of bisphenol-A (BPA) in baby bottles. BPA is widely used in the lining of food and beverage cans.

In addition to emphasizing the dangers of toxins in food, the U.S. report warned that children are especially vulnerable to toxins, and that women often have higher levels of toxic and hormone-disrupting substances than men. These may be passed on to the next generation prenatally or during breastfeeding. The report noted that people from disadvantaged populations are more likely to work in occupations where they are exposed to toxins.

Domini’s Response

Domini has addressed the issue of toxins in consumer products for years, through our Global Investment Standards and direct engagement with companies. (See “Engaging with Companies” below.) We pay particular attention to toxins in food.

Among food producers and retailers we look for companies that favor or promote organic and sustainable agriculture. Whole Foods features organic foods and is committed to offering lines of food that are free of artificial flavors, sweeteners, colors, preservatives, and added chemicals. In the United Kingdom, Marks & Spencer features some 450 organic food products, sources food as much as possible from the U.K. and Ireland, and has taken steps to remove transfats and artificial flavors and to reduce salt from its branded food line. The Chinese company Chaoda Modern Agriculture, which produces and sells crops and livestock, has a policy of using as little chemical fertilizer as possible. It reportedly uses physical barriers, natural predators, and crop management to combat pests, using pesticides as a last resort.

THE WAY YOU INVEST MATTERS®

Domini will not invest in major producers of synthetic pesticides and agricultural chemicals. Among those excluded are the U.S. companies Dow Chemical, DuPont, FMC, Mosaic, and Monsanto, the European companies BASF, Bayer (a leading producer of BPA), and Syngenta, and the Asian companies Mitsui Chemicals, Nissan Chemicals, Sumitomo Chemical, Taiwan Fertilizer, and Wesfarmers.

Within the chemical industry, we look for companies that develop “green chemicals.” Novozymes of Denmark, for example, makes bio-based fertilizers and insecticides, and supplies enzymes that can produce ethanol from cellulose at a price competitive with gasoline. Through a joint venture with Nature Works, Teijin of Japan is among the world’s largest manufacturers of bioplastics. It also offers an alternative to asbestos for use in brake pads. DIC of Japan produces a variety of products that reduce pollutants, including soy-based paint and ink as well as wood

HOW INDIVIDUALS CAN HELP PROTECT THEMSELVES

The report of the President’s Cancer Panel includes a number of suggestions for what individuals can do to reduce their risk of cancer and other diseases.

Chemical Exposure

•Choose food grown without pesticides or chemical fertilizers. Wash conventionally grown produce.

•Reduce or stop use of household pesticides and fertilizer. Properly dispose of pharmaceuticals, household chemicals, and paint.

•Filter drinking water to decrease exposure to chemicals.

•Keep water in stainless steel, glass, or BPA- and phthalate-free containers. Microwave food and beverages in ceramic or glass, not plastic.

•Consult the Household Products Database
(http://householdproducts.nlm.nih.gov/products.htm) to make informed decisions.

•Reduce exposure to secondhand cigarette smoke.

Radiation

•Wear a headset when using a cell phone. Text instead of calling, and keep calls brief.

•Check radon levels in your home, and conduct a radon test before buying a new home.

Advocacy

•Tell policymakers you support research on environmental causes of cancer, and measures to reduce or eliminate environmental toxins. Ask manufacturers and trade organizations for more nontoxic products.

THE WAY YOU INVEST MATTERS®

sheets that do not contain volatile organic compounds (VOCs), which are tied to sick-house syndrome.

Engaging with Companies

Toxins in consumer products are ubiquitous, and underregulated. As investors, we have a unique opportunity to place these issues on the agenda of major corporations. We therefore engage companies on toxins in consumer products through proxy voting, shareholder proposals, and direct dialogue. Domini has been a leader on this issue, and is a member of the steering committee of the Investor Environmental Health Network (IEHN), a coalition of investment managers with more than $41 billion in assets (www.iehn.org).

We filed our first shareholder resolution on this topic with Avon Products, in 2003. Working with Breast Cancer Action, our resolution addressed the use of parabens, a chemical preservative commonly found in cosmetics and other consumer products. Scientific studies suggested that parabens could present health risks and may be linked to breast cancer. The proposal was the first of its kind. We returned to Avon with several related proposals, ensuring that the safety of Avon’s products remained on the company’s formal agenda for several years running. Our engagement helped to raise awareness among Avon management, and prompted Avon to speak publicly about these issues for the first time.

In 2005, we filed a resolution asking Becton Dickinson to assess its use of brominated flame retardants in healthcare supplies. The most common brominated flame retardants disrupt the endocrine systems of rats and mice and may pose a risk to human health. The resolution was withdrawn in 2006 when the company appeared to be making progress, and was refiled in 2007 after progress stalled. This second resolution received a strong vote of 36.1%.

We have engaged Bed Bath & Beyond, Best Buy, Black & Decker, Motorola, Staples, and Target to discuss the use of polyvinyl chloride (PVC) plastic in packaging. PVCs are hazardous throughout their life cycle, and they release carcinogenic dioxin when incinerated. Working with other investors, we helped convince Target to reduce its use of PVC in infant products, children’s toys, shower curtains, packaging, and fashion accessories. In 2008, after we filed a shareholder resolution with J.C. Penney, the company agreed to develop a policy on the use of PVC in products and packaging and to begin replacing PVC with safer, more sustainable materials.

Nanotechnology consists of techniques for engineering materials on the molecular level. The area offers exciting new opportunities, but it is unclear how these new materials will function in the environment and in

THE WAY YOU INVEST MATTERS®

contact with people. In 2007 we met with Johnson & Johnson and Procter & Gamble about their use of nanomaterials. We filed resolutions asking Colgate-Palmolive and Avon Products to report on their policies for assessing the safety of nanomaterials in cosmetics and personal products, and disclose which product categories contain them.

In the fourth quarter of 2009, we filed a shareholder proposal with Coca-Cola, asking the company to consider alternatives to the use of bisphenol-A in the lining of its beverage cans. Our proposal — the first of its kind — received more than 20% support at Coca-Cola’s annual meeting in April.

TOXINS WHERE YOU DON’T EXPECT THEM

Many of us are concerned about toxic substances in our food or drinking water. But toxins may turn up in unexpected places.

This year two major retail chains established limits on the amount of lead in women’s handbags and wallets. The Center for Environmental Health tested handbags from 100 major retailers for lead. Nearly all the bags were reportedly made in China, and many of them reportedly contained high levels of lead. Lead is used in many bags made of polyvinyl chloride (PVC) to make the material pliable, and is used in some pigments to make bright colors last longer.

Environmentalists have promoted the use of compact fluorescent lamps (CFLs) instead of traditional incandescent bulbs. Member states of the European Union approved a plan to phase out incandescents beginning in 2009.

But CFLs contain mercury vapor, and if bulbs are discarded in landfills that mercury can be released to the environment. According to the EPA, more than 670 million bulbs containing mercury are discarded each year, most of them ultimately landfilled or incinerated. But the agency notes that electricity generation also releases mercury, and that the energy efficiency of CFLs still makes them an environmentally positive choice.

The holdings discussed above can be found in the portfolios of the Domini Funds, included herein. Bed, Bath & Beyond and Marks & Spencer were not held in the portfolios of any of the Domini Funds as of July 31, 2010. The composition of the Funds’ portfolios is subject to change.

Investing internationally involves special risks, such as currency fluctuations, social and economic instability, differing securities regulations and accounting standards, limited public information, possible changes in taxation, and periods of illiquidity.

The preceding profiles should not be deemed an offer to sell or a solicitation of an offer to buy the stock of any of the companies noted, or a recommendation concerning the merits of any of these companies as an investment.

This material must be preceded or accompanied by the Fund’s current prospectus. DSIL Investment Services LLC, Distributor. 09/10

DOMINI SOCIAL EQUITY FUND

Performance Commentary (Unaudited)

For the year ended July 31, 2010, the Fund’s Investor shares gained 14.51%, outperforming the S&P 500, which returned 13.84%.

The following were among the companies held in the Fund’s portfolio that helped performance the most, relative to the S&P 500:

•	Apple benefited from strong sales of the iPhone, the successful introduction of the iPad tablet computer, and continuing demand for the Macintosh.

•	The stock of Integrys Energy rebounded after the company announced plans in early 2009 for restructuring, and maintained its dividend.

•	The stock of Salesforce.com, a producer of customer relationship software, gained more than 128% for the year.

The following were among the companies in the portfolio that hurt the Fund’s relative performance the most:

•	The pharmaceutical company Amgen failed to benefit from the market rally due to concerns over its weak sales trends.

•	Stock in the pharmaceutical company Gilead Sciences declined more than 31% for the year.

•	The stock of Noble, a provider of offshore contract drilling services, declined more than 5% during the period that it was held by the Fund.

The Fund was helped by its stock selection in the information technology, materials, utilities, and consumer staples sectors. The Fund was hurt by its underweighting to the healthcare and industrials sectors, by its overweighting to telecommunications services, and by weak stock selection in all three sectors.

TEN LARGEST HOLDINGS (Unaudited)

SECURITY DESCRIPTION	% NET ASSETS	SECURITY DESCRIPTION	% NET ASSETS
Apple	4.3%	3M	3.0%
AT&T	3.9%	JPMorgan Chase	2.7%
Microsoft	3.2%	Intel	2.6%
IBM	3.0%	Integrys Energy Group	2.2%
Apache	3.0%	Johnson & Johnson	2.1%

PORTFOLIO HOLDINGS BY INDUSTRY SECTOR (% OF NET ASSETS) (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS		Investor shares	S&P 500
As of 7-31-10	1 Year	14.51%	13.84%
	5 Year	-0.69%	-0.17%
	10 Year	-1.79%	-0.76%
	Since Inception (6-3-91)	7.14%	7.73%

COMPARISON OF $10,000 INVESTMENT IN THE DOMINI SOCIAL EQUITY FUND INVESTOR SHARES AND S&P 500 (Unaudited)

Past performance is no guarantee of future results. The Fund’s returns quoted above represent past performance after all expenses. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance information current to the most recent month-end, call 1-800-582-6757 or visit www.domini.com. A 2.00% redemption fee is charged on sales or exchanges of shares made less than 30 days after the settlement of purchase or acquisition through exchange, with certain exceptions. Performance data quoted above does not reflect the deduction of this fee, which would reduce the performance quoted. See the Fund’s prospectus for further information.

For the period reported in its current prospectus, the Fund’s gross annual operating expenses totaled 1.31% of net assets. Until November 30, 2010, Domini has contractually agreed to waive certain fees and/or reimburse certain expenses, including management fees, so that expenses paid by the Fund will not exceed, on a per annum basis, 1.25% of its average daily net assets representing Investor shares, absent an earlier modification by the Board of Trustees, which oversees the Funds.

The table and the graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return for the Domini Social Equity Fund is based on the Fund’s net asset values and assumes all dividend and capital gains were reinvested. An investment in the Fund is not a bank deposit and is not insured. You may lose money. Certain fees payable by the Fund were waived during the period, and the Fund’s average annual total returns would have been lower had these not been waived.

The Standard & Poor’s 500 Index (S&P 500) is an unmanaged index of common stocks. Investors cannot invest directly in the S&P 500.

AVERAGE ANNUAL TOTAL RETURNS		Class R shares[1]	S&P 500
As of 7-31-10	1 Year	15.05%	13.84%
	5 Year	-0.35%	-0.17%
	10 Year	-1.57%	-0.76%
	Since Inception (6-3-91)	7.27%	7.73%

COMPARISON OF $10,000 INVESTMENT IN THE DOMINI SOCIAL EQUITY FUND CLASS R SHARES AND S&P 5001 (Unaudited)

Past performance is no guarantee of future results. The Fund’s returns quoted above represent past performance after all expenses. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance information current to the most recent month-end, call 1-800-582-6757 or visit www.domini.com. A 2.00% redemption fee is charged on sales or exchanges of shares made less than 30 days after the settlement of purchase or acquisition through exchange, with certain exceptions. Performance data quoted above does not reflect the deduction of this fee, which would reduce the performance quoted. See the Fund’s prospectus for further information.

For the period reported in its current prospectus, the Fund’s gross annual operating expenses totaled 0.97% of net assets. Until November 30, 2010, Domini has contractually agreed to waive certain fees and/or reimburse certain expenses, including management fees, so that expenses paid by the Fund will not exceed, on a per annum basis, 0.90% of its average daily net assets representing Class R shares, absent an earlier modification by the Board of Trustees, which oversees the Funds.

The table and the graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return for the Domini Social Equity Fund is based on the Fund’s net asset values and assumes all dividend and capital gains were reinvested. An investment in the Fund is not a bank deposit and is not insured. You may lose money. Certain fees payable by the Fund were waived during the period, and the Fund’s average annual total returns would have been lower had these not been waived.

The Standard & Poor’s 500 Index (S&P 500) is an unmanaged index of common stocks. Investors cannot invest directly in the S&P 500.

1Reflects the performance of the Investor shares for periods prior to the offering of Class R shares, which commenced operations November 28, 2003. This performance has not been adjusted to take into account the lower expenses applicable to Class R shares.

AVERAGE ANNUAL TOTAL RETURNS		Class A shares (with 4.75% maximum Sales Charge)[1]	Class A shares (without Sales Charge)[1]	S&P 500
As of 7-31-10	1 Year	9.04%	14.47%	13.84%
	5 Year	-1.66%	-0.69%	-0.17%
	10 Year	-2.27%	-1.79%	-0.76%
	Since Inception (6-3-91)	6.87%	7.14%	7.73%

COMPARISON OF $10,000 INVESTMENT IN THE DOMINI SOCIAL EQUITY FUND CLASS A SHARES AND S&P 500 (with 4.75% maximum sales charge)1 (Unaudited)

Past performance is no guarantee of future results. The Fund’s returns quoted above represent past performance after all expenses. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance information current to the most recent month-end, call 1-800-582-6757 or visit www.domini.com. A 2.00% redemption fee is charged on sales or exchanges of shares made less than 30 days after the settlement of purchase or acquisition through exchange, with certain exceptions. Performance data quoted above does not reflect the deduction of this fee, which would reduce the performance quoted. See the Fund’s prospectus for further information.

For the period reported in its current prospectus, the Fund’s gross annual operating expenses totaled 3.31% of net assets. Until November 30, 2010, Domini has contractually agreed to waive certain fees and/or reimburse certain expenses, including management fees, so that expenses paid by the Fund will not exceed, on a per annum basis, 1.18% of its average daily net assets representing Class A shares, absent an earlier modification by the Board of Trustees, which oversees the Funds.

The table and the graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return for the Domini Social Equity Fund is based on the Fund’s net asset values and assumes all dividend and capital gains were reinvested. An investment in the Fund is not a bank deposit and is not insured. You may lose money. Certain fees payable by the Fund were waived during the period, and the Fund’s average annual total returns would have been lower had these not been waived.

The Standard & Poor’s 500 Index (S&P 500) is an unmanaged index of common stocks. Investors cannot invest directly in the S&P 500.

1Class A shares were not offered prior to November 28, 2008. All performance information for time periods beginning prior to November 28 is the performance of the Investor shares. This performance has not been adjusted to reflect the lower expenses of the Class A shares.

AVERAGE ANNUAL TOTAL RETURNS		Institutional shares[1]	S&P 500
As of 7-31-10	1 Year	15.08%	13.84%
	5 Year	-0.69%	-0.17%
	10 Year	-1.79%	-0.76%
	Since Inception (6-3-91)	7.14%	7.73%

COMPARISON OF $2 MILLION INVESTMENT IN THE DOMINI SOCIAL EQUITY FUND INSTITUTIONAL SHARES AND S&P 5001 (Unaudited)

Past performance is no guarantee of future results. The Fund’s returns quoted above represent past performance after all expenses. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance information current to the most recent month-end, call 1-800-582-6757 or visit www.domini.com. A 2.00% redemption fee is charged on sales or exchanges of shares made less than 30 days after the settlement of purchase or acquisition through exchange, with certain exceptions. Performance data quoted above does not reflect the deduction of this fee, which would reduce the performance quoted. See the Fund’s prospectus for further information.

For the period reported in its current prospectus, the Fund’s gross annual operating expenses totaled 0.80% of net assets. Until November 30, 2010, Domini has contractually agreed to waive certain fees and/or reimburse certain expenses, including management fees, so that expenses paid by the Fund will not exceed, on a per annum basis, 0.80% of its average daily net assets representing Institutional shares, absent an earlier modification by the Board of Trustees, which oversees the Funds.

The table and the graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return for the Domini Social Equity Fund is based on the Fund’s net asset values and assumes all dividend and capital gains were reinvested. An investment in the Fund is not a bank deposit and is not insured. You may lose money. Certain fees payable by the Fund were waived during the period, and the Fund’s average annual total returns would have been lower had these not been waived.

The Standard & Poor’s 500 Index (S&P 500) is an unmanaged index of common stocks. Investors cannot invest directly in the S&P 500.

1Institutional shares were not offered prior to November 28, 2008. All performance information for time periods beginning prior to November 28 is the performance of the Investor shares. This performance has not been adjusted to reflect the lower expenses of the Institutional shares.

DOMINI SOCIAL EQUITY FUND

PORTFOLIO OF INVESTMENTS

July 31, 2010

SECURITY	SHARES	VALUE

Common Stocks – 99.5%
Consumer Discretionary – 9.3%
Amazon.com Inc (a)	76,300	$8,995,007
American Eagle Outfitters Inc	1,004	12,359
AutoZone Inc (a)	16,900	3,575,533
Best Buy Co Inc	1,029	35,665
Big Lots Inc (a)	139,700	4,793,107
Coach Inc	229,759	8,494,190
Comcast Corp Cl A	4,657	90,672
DIRECTV Cl A (a)	218,800	8,130,608
DR Horton Inc	1,960	21,599
Gannett Co Inc	117,600	1,549,968
Gap Inc/The	209,397	3,792,180
Home Depot Inc	2,974	84,789
Honda Motor Co Ltd ADR	126,100	4,006,197
JC Penney Co Inc	1,024	25,221
Johnson Controls Inc	1,826	52,607
Liz Claiborne Inc (a)	1,625	7,703
Lowe’s Cos Inc	2,876	59,648
Ltd Brands Inc	175,516	4,500,230
McDonald’s Corp	1,593	111,080
Meredith Corp	727	23,082
NIKE Inc Cl B	760	55,966
Nordstrom Inc	687	23,358
Pulte Group Inc (a)	2,755	24,189
Radio One Inc Cl A (a)	11,412	13,580
Ross Stores Inc	108,100	5,692,546
Scholastic Corp	665	16,844
Stanley Black & Decker Inc	765	44,385
Staples Inc	2,258	45,905
Starbucks Corp	1,566	38,915
TJX Cos Inc	147,600	6,128,352
Target Corp	1,221	62,662
Tiffany & Co	692	29,112
Timberland Co/The Cl A (a)	671	11,823
Time Warner Cable Inc	895	51,167
Time Warner Inc	2,468	77,643
VF Corp	761	60,370
Viacom Inc Cl B	1,744	57,622
Walt Disney Co/The	3,444	116,029
Washington Post Co/The Cl B	65	27,333
Whirlpool Corp	41,028	3,417,633

		64,356,879

Consumer Staples – 10.6%
Avon Products Inc	2,521	78,479
Coca-Cola Co/The	38,287	2,109,997
Colgate-Palmolive Co	2,116	167,122

SECURITY	SHARES	VALUE

Consumer Staples (Continued)
Costco Wholesale Corp	1,890	$107,182
Dr Pepper Snapple Group Inc	330,200	12,399,010
Estee Lauder Cos Inc/The Cl A	87,200	5,428,200
Hershey Co/The	1,880	88,360
JM Smucker Co/The	88,700	5,448,841
Kimberly-Clark Corp	177,927	11,408,679
Kraft Foods Inc Cl A	4,232	123,617
PepsiCo Inc/NC	3,323	215,696
Procter & Gamble Co/The	40,162	2,456,308
Safeway Inc	666,100	13,681,694
Sara Lee Corp	521,300	7,710,027
Sysco Corp	381,900	11,827,443
Whole Foods Market Inc (a)	696	26,426

		73,277,081

Energy – 9.6%
Anadarko Petroleum Corp	33,969	1,669,916
Apache Corp	215,093	20,558,589
Chesapeake Energy Corp	373,800	7,861,014
Cimarex Energy Co	91,300	6,287,831
Devon Energy Corp	3,583	223,902
EOG Resources Inc	1,792	174,720
FMC Technologies Inc (a)	75,000	4,746,000
National Oilwell Varco Inc	251,100	9,833,076
Newfield Exploration Co (a)	26,400	1,411,344
Pioneer Natural Resources Co	210,900	12,215,328
Southwestern Energy Co (a)	48,200	1,756,890

		66,738,610

Financials – 18.1%
American Express Co	47,792	2,133,435
American Financial Group Inc/OH	81,600	2,404,752
Annaly Capital Management Inc	377,600	6,570,240
Apartment Investment & Management Co Cl A	110,400	2,370,288

DOMINI SOCIAL EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2010

SECURITY	SHARES	VALUE

Financials (Continued)
Bank of Montreal	53,700	$3,277,945
Bank of New York Mellon Corp/The	113,000	2,832,910
Bank of Nova Scotia	52,400	2,624,706
CME Group Inc	7,800	2,174,640
Canadian Imperial Bank of Commerce	35,100	2,406,000
Chubb Corp	249,900	13,152,237
Comerica Inc	34,700	1,331,092
Discover Financial Services	238,400	3,640,368
Goldman Sachs Group Inc/The	11,194	1,688,279
Hudson City Bancorp Inc	549,600	6,826,032
IntercontinentalExchange Inc (a)	78,000	8,238,360
JPMorgan Chase & Co	468,068	18,853,779
Loews Corp	274,600	10,201,390
MetLife Inc	170,200	7,158,612
NYSE Euronext	5,555	160,928
New York Community Bancorp Inc	81,600	1,408,416
PNC Financial Services Group Inc	78,300	4,650,237
Popular Inc (a)	11,219	32,199
Prudential Financial Inc	49,400	2,830,126
Reinsurance Group of America Inc	75,600	3,627,288
SL Green Realty Corp	32,100	1,933,704
US Bancorp	122,520	2,928,228
Wells Fargo & Co	368,067	10,206,498

		125,662,689

Health Care – 13.4%
Allergan Inc/United States	48,700	2,973,622
Amgen Inc (a)	232,011	12,651,560
Becton Dickinson and Co	4,926	338,909
Biogen Idec Inc (a)	217,000	12,125,960
Celgene Corp (a)	82,300	4,538,845
Gilead Sciences Inc (a)	269,110	8,966,745
Hospira Inc (a)	172,300	8,976,830
Intuitive Surgical Inc (a)	23,700	7,782,369
Johnson & Johnson	253,094	14,702,230
King Pharmaceuticals Inc (a)	892,500	7,818,300
McKesson Corp	154,700	9,718,254
Zimmer Holdings Inc (a)	52,200	2,766,078

		93,359,702

SECURITY	SHARES	VALUE

Industrials – 8.3%
3M Co	239,603	$20,495,641
Cooper Industries PLC Cl A	2,088	94,273
Cummins Inc	73,079	5,817,819
Dun & Bradstreet Corp	31,800	2,173,848
Emerson Electric Co	3,014	149,314
Herman Miller Inc	3,748	64,466
Illinois Tool Works Inc	3,296	143,376
Interface Inc Cl A	3,236	40,223
JetBlue Airways Corp (a)	10,479	67,380
RR Donnelley & Sons Co	517,309	8,727,003
Rockwell Automation Inc	45,900	2,485,485
Ryder System Inc	84,900	3,707,583
Southwest Airlines Co	315,877	3,806,318
Timken Co	50,400	1,694,448
United Parcel Service Inc Cl B	4,887	317,655
WW Grainger Inc	69,900	7,829,498

		57,614,330

Information Technology – 18.7%
Agilent Technologies Inc (a)	2,455	68,568
Akamai Technologies Inc (a)	34,700	1,331,092
Altera Corp	197,700	5,480,244
Apple Inc (a)	116,976	30,092,076
Applied Materials Inc	7,320	86,376
Cisco Systems Inc (a)	9,612	221,749
Dell Inc (a)	4,185	55,409
eBay Inc (a)	2,376	49,683
EMC Corp/Massachusetts (a)	5,585	110,527
FUJIFILM Holdings Corp ADR	141,900	4,562,085
First Solar Inc (a)	272	34,122
Google Inc Cl A (a)	18,862	9,145,241
Hewlett-Packard Co	4,013	184,759
Intel Corp	872,213	17,967,588
International Business Machines Corp	163,151	20,948,588
Intuit Inc (a)	97,500	3,875,625
Juniper Networks Inc (a)	1,863	51,754
Kyocera Corp ADR	15,200	1,359,488
Lexmark International Inc Cl A (a)	80,300	2,951,025

DOMINI SOCIAL EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2010

SECURITY	SHARES	VALUE

Information Technology (Continued)
Microsoft Corp	854,678	$22,059,239
Motorola Inc (a)	4,898	36,686
Power Integrations Inc	696	24,604
QUALCOMM Inc	2,729	103,920
Research In Motion Ltd (a)	25,800	1,484,274
SanDisk Corp (a)	45,900	2,005,830
SunPower Corp Cl A (a)	1,168	14,518
Symantec Corp (a)	114,600	1,486,362
Texas Instruments Inc	129,754	3,203,626
Western Digital Corp (a)	43,400	1,145,326
Xerox Corp	3,908	38,064
Yahoo! Inc (a)	3,441	47,761

		130,226,209

Materials – 2.4%
International Paper Co	166,013	4,017,515
Lubrizol Corp	64,000	5,983,360
MeadWestvaco Corp	3,553	85,130
Nucor Corp	33,742	1,320,662
Titanium Metals Corp (a)	251,100	5,559,353

		16,966,020

Telecommunication Services – 5.0%
AT&T Inc	1,030,059	26,719,730
BT Group PLC ADR	75,700	1,694,166

SECURITY	SHARES	VALUE

Telecommunication Services (Continued)
Frontier Communications Corp	2,076	$15,861
KT Corp ADR	86,600	1,632,410
Philippine Long Distance Telephone Co ADR	26,400	1,417,680
Rogers Communications Inc Cl B	37,600	1,305,112
Sprint Nextel Corp (a)	7,259	33,174
Telus Corporation	36,300	1,433,743
Verizon Communications Inc	8,649	251,340

		34,503,216

Utilities – 4.1%
Integrys Energy Group Inc	323,800	15,331,930
National Grid PLC ADR	78,000	3,165,240
Oneok Inc	86,200	4,010,886
Questar Corp	345,700	5,686,765

		28,194,821

Total Common Stocks – 99.5% (Cost $614,957,957) (b)		690,899,557

Other Assets, less liabilities – 0.5%		3,550,843

Net Assets – 100.0%		$694,450,400

(a) Non-income producing security.

(b) The aggregate cost for federal income tax purposes is $616,598,056. The aggregate gross unrealized appreciation is $92,823,844 and the aggregate gross unrealized depreciation is $18,522,343, resulting in net unrealized appreciation of $74,301,501.

ADR — American Depository Receipt

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI INTERNATIONAL SOCIAL EQUITY FUND

Performance Commentary (Unaudited)

For the year ended July 31, 2010, the Fund’s Investor shares gained 5.34%, lagging the MSCI EAFE index, which returned 6.72%.

The following were among the companies held in the Fund’s portfolio that helped performance the most, relative to the MSCI EAFE. The Fund’s relative performance was also helped by its avoidance of BP, whose stock dropped more than 19% for the year.

•	Stock in the British company International Power rose as a potential merger with the French energy company GDF Suez was discussed.

•

The Singaporean investment holding company Jardine Cycle & Carriage reported solid second-quarter results, driven by better than expected earnings for Astra International, an Indonesian automotive company in which Jardine holds a majority interest.

•	Stock in the Austrian real estate company Immoeast gained more than 124% during the period that it was held by the Fund.

The following were among the companies in the portfolio that hurt the Fund’s relative performance the most:

•

Shares in the Spanish banks Banco Santander and Banco Bilbao Vizcaya declined as concerns over Greece’s sovereign debt triggered doubts about Spain’s fiscal sustainability, and shut down access to capital markets for short-term refinancing.

•	Stock in the Japanese company Toppan Printing declined almost 17% for the year.

The Fund benefited the most from its stock selection in the consumer discretionary, utilities, financial, and industrials sectors. The Fund was hurt the most by weak stock selection in the materials, information technology, and telecommunications services sectors.

TEN LARGEST HOLDINGS (Unaudited)

SECURITY DESCRIPTION	% NET ASSETS	SECURITY DESCRIPTION	% NET ASSETS
Novartis	3.1%	Takeda Pharmaceutical	1.9%
Vodafone Group	2.3%	Fujifilm Holdings	1.9%
Sanofi-Aventis	2.2%	Philips Electronics	1.8%
International Power	2.1%	OneSteel	1.7%
Tenaris	2.0%	Telecom Italia	1.7%

PORTFOLIO HOLDINGS BY INDUSTRY SECTOR (% OF NET ASSETS) (Unaudited)

PORTFOLIO HOLDINGS BY COUNTRY (% OF NET ASSETS) (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS		Investor shares	MSCI EAFE
As of 7-31-10	1 Year	5.34%	6.72%
	Since Inception (12-27-06)	-10.23%	-5.66%

COMPARISON OF $10,000 INVESTMENT IN THE DOMINI INTERNATIONAL SOCIAL EQUITY FUND INVESTOR SHARES AND MSCI EAFE (Unaudited)

Past performance is no guarantee of future results. The Fund’s returns quoted above represent past performance after all expenses. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance information current to the most recent month-end, call 1-800-582-6757 or visit www.domini.com. A 2.00% redemption fee is charged on sales or exchanges of shares made less than 30 days after the settlement of purchase or acquisition through exchange, with certain exceptions. Performance data quoted above does not reflect the deduction of this fee, which would reduce the performance quoted. See the Fund’s prospectus for further information.

For the period reported in its current prospectus, the Fund’s gross annual operating expenses totaled 2.63% of net assets. Until March 19, 2011, Domini has contractually agreed to waive certain fees and/or reimburse certain expenses, including management fees, so that expenses paid by the Fund will not exceed, on a per annum basis, 1.60% of its average daily net assets representing Investor shares, absent an earlier modification by the Board of Trustees, which oversees the Funds.

Investing internationally involves special risks, such as currency fluctuations, social and economic instability, differing securities regulations and accounting standards, limited public information, possible changes in taxation, and periods of illiquidity.

The table and the graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return for the Domini International Social Equity Fund is based on the Fund’s net asset values and assumes all dividend and capital gains were reinvested. An investment in the Fund is not a bank deposit and is not insured. You may lose money. Certain fees payable by the Fund were waived during the period, and the Fund’s average annual total returns would have been lower had these not been waived.

The Morgan Stanley Capital International Europe Australasia Far East (MSCI EAFE) index is an unmanaged index of common stocks. Investors cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURNS		Class A shares (with 4.75% maximum Sales Charge)[1]	Class A shares (without Sales Charge)[1]	MSCI EAFE
As of 7-31-10	1 Year	0.35%	5.35%	6.72%
	Since Inception (12-27-06)	-11.45%	-10.23%	-5.66%

COMPARISON OF $10,000 INVESTMENT IN THE DOMINI INTERNATIONAL SOCIAL EQUITY FUND CLASS A SHARES AND MSCI EAFE (with 4.75% maximum sales charge)1 (Unaudited)

Past performance is no guarantee of future results. The Fund’s returns quoted above represent past performance after all expenses. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance information current to the most recent month-end, call 1-800-582-6757 or visit www.domini.com. A 2.00% redemption fee is charged on sales or exchanges of shares made less than 30 days after the settlement of purchase or acquisition through exchange, with certain exceptions. Performance data quoted above does not reflect the deduction of this fee, which would reduce the performance quoted. See the Fund’s prospectus for further information.

For the period reported in its current prospectus, the Fund’s gross annual operating expenses totaled 6.86% of net assets. Until November 30, 2010, Domini has contractually agreed to waive certain fees and/or reimburse certain expenses, including management fees, so that expenses paid by the Fund will not exceed, on a per annum basis, 1.57% of its average daily net assets representing Class A shares, absent an earlier modification by the Board of Trustees, which oversees the Funds.

Investing internationally involves special risks, such as currency fluctuations, social and economic instability, differing securities regulations and accounting standards, limited public information, possible changes in taxation, and periods of illiquidity.

The table and the graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return for the Domini International Social Equity Fund is based on the Fund’s net asset values and assumes all dividend and capital gains were reinvested. An investment in the Fund is not a bank deposit and is not insured. You may lose money. Certain fees payable by the Fund were waived during the period, and the Fund’s average annual total returns would have been lower had these not been waived.

The Morgan Stanley Capital International Europe Australasia Far East (MSCI EAFE) index is an unmanaged index of common stocks. Investors cannot invest directly in an index.

1Class A shares were not offered prior to November 28, 2008. All performance information for time periods beginning prior to November 28 is the performance of the Investor shares. Unless otherwise noted, this performance has not been adjusted to reflect the lower expenses of the Class A shares, but does, where noted, reflect an adjustment for the maximum applicable sales charges of 4.75%.

DOMINI INTERNATIONAL SOCIAL EQUITY FUND

PORTFOLIO OF INVESTMENTS

July 31, 2010

COUNTRY SECURITY	INDUSTRY	SHARES	VALUE
Australia – 4.8%
Bendigo and Adelaide Bank Ltd	Banks	89,123	$660,758
Computershare Ltd	Software & Services	49,518	453,193
Fairfax Media Ltd	Media	56,945	76,035
National Australia Bank Ltd	Banks	35,590	809,635
OneSteel Ltd	Materials	725,629	1,964,058
Suncorp-Metway Ltd	Insurance	177,597	1,345,642
Westpac Banking Corp	Banks	6,191	134,450

			5,443,771

Austria – 1.7%
Erste Group Bank AG	Banks	5,580	223,868
EVN AG	Utilities	33,467	569,862
OMV AG	Energy	31,045	1,038,840
Voestalpine AG	Materials	5,285	169,034

			2,001,604

Belgium – 1.3%
AGFA-Gevaert NV (a)	Health Care Equipment & Services	9,064	54,792
Bekaert SA	Capital Goods	356	77,408
D’ieteren SA	Retailing	200	96,407
Delhaize Group SA	Food & Staples Retailing	12,697	937,414
Umicore	Materials	10,640	358,743

			1,524,764

Brazil – 1.0%
Banco do Brasil SA	Banks	19,500	338,514
Cia Paranaense de Energia Pfd	Utilities	20,400	441,801
Petroleo Brasileiro SA Pfd	Energy	15,800	250,124
Petroleo Brasileiro SA ADR	Energy	2,200	80,080

			1,110,519

China – 1.2%
Chaoda Modern Agriculture Holdings Ltd	Food & Beverage	321,920	345,740
Hopson Development Holdings Ltd	Real Estate	257,357	349,974
Soho China Ltd	Real Estate	1,114,066	688,634

			1,384,348

Denmark – 2.0%
Danisco A/S	Food & Beverage	22,418	1,704,607
Danske Bank A/S (a)	Banks	15,667	368,970
FLSmidth & Co A/S	Capital Goods	1,197	85,241
Novo Nordisk A/S Cl B	Pharma, Biotech & Life Sciences	1,646	140,756

			2,299,574

Finland – 0.4%
Metso OYJ	Capital Goods	10,271	404,910
YIT OYJ	Capital Goods	1,535	33,637

			438,547

DOMINI INTERNATIONAL SOCIAL EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2010

COUNTRY SECURITY	INDUSTRY	SHARES	VALUE
France – 8.2%
BNP Paribas	Banks	23,612	$1,621,449
Cie Generale de Geophysique-Veritas (a)	Energy	11,111	214,598
Legrand SA	Capital Goods	31,079	1,011,230
Natixis (a)	Banks	142,513	761,601
Peugeot SA (a)	Automobiles & Components	20,272	601,364
Sanofi-Aventis SA	Pharma, Biotech & Life Sciences	42,447	2,464,716
Schneider Electric SA	Capital Goods	5,776	665,960
STMicroelectronics NV	Semiconductors & Semiconductor Equipment	66,156	545,484
Vivendi SA	Media	61,963	1,488,979

			9,375,381

Germany – 7.4%
Allianz SE	Insurance	6,679	775,294
Commerzbank AG (a)	Banks	22,169	200,439
Continental AG (a)	Automobiles & Components	3,957	252,346
Deutsche Telekom AG	Telecommunication Services	116,720	1,567,767
Hannover Rueckversicherung AG	Insurance	14,386	688,584
Henkel AG & Co KGaA Pfd	Household & Personal Products	32,084	1,591,915
Infineon Technologies AG (a)	Semiconductors & Semiconductor Equipment	117,345	791,750
Linde AG	Materials	1,283	150,351
Merck KGAA	Pharma, Biotech & Life Sciences	18,751	1,668,485
Muenchener Rueckversicherungs AG	Insurance	869	120,346
ProSiebenSat.1 Media AG Pfd	Media	23,739	415,661
Suedzucker AG	Food & Beverage	13,130	253,251

			8,476,189

Greece – 0.3%
Coca Cola Hellenic Bottling Co SA	Food & Beverage	12,167	286,906

			286,906

Hong Kong – 3.3%
Chinese Estates Holdings Ltd	Real Estate	60,500	111,099
Great Eagle Holdings Ltd	Real Estate	61,019	159,513
Guoco Group Ltd	Diversified Financials	64,000	630,489
Jardine Matheson Holdings Ltd	Capital Goods	16,296	645,322
Jardine Strategic Holdings Ltd	Capital Goods	36,459	856,057
New World Development Ltd	Real Estate	59,323	105,883
Swire Pacific Ltd Cl A	Real Estate	29,966	364,088
Wheelock & Co Ltd	Real Estate	296,471	916,283

			3,788,734

DOMINI INTERNATIONAL SOCIAL EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2010

COUNTRY SECURITY	INDUSTRY	SHARES	VALUE
India – 0.3%
Bajaj Holdings and Investment Ltd	Diversified Financials	6,616	$103,506
Punjab National Bank Ltd	Banks	12,126	278,790

			382,296

Ireland – 0.4%
Anglo Irish Bank Corp Ltd (a) (c)	Banks	138,674	0
Smurfit Kappa Group PLC (a)	Materials	49,539	510,700

			510,700

Italy – 3.7%
Telecom Italia SpA	Telecommunication Services	1,492,682	1,900,910
Tenaris SA	Energy	115,359	2,303,940

			4,204,850

Japan – 21.1%
Aeon Co Ltd	Food & Staples Retailing	139,149	1,485,262
Aoyama Trading Co Ltd	Retailing	38,586	607,776
Asahi Glass Co Ltd	Capital Goods	78,300	795,107
Astellas Pharma Inc	Pharma, Biotech & Life Sciences	45,684	1,545,116
Central Japan Railway Co	Transportation	133	1,080,452
Chiba Bank Ltd/The	Banks	56,012	341,269
Chuo Mitsui Trust Holdings Inc	Banks	65,000	230,268
Elpida Memory Inc (a)	Semiconductors & Semiconductor Equipment	51,433	771,554
FUJIFILM Holdings Corp	Technology Hardware & Equipment	67,923	2,116,225
Honda Motor Co Ltd	Automobiles & Components	43,461	1,358,595
Kawasaki Kisen Kaisha Ltd (a)	Transportation	35,000	149,031
Konica Minolta Holdings Inc	Technology Hardware & Equipment	20,686	217,220
Kyocera Corp	Technology Hardware & Equipment	3,746	333,276
Nippon Meat Packers Inc	Food & Beverage	10,000	131,202
Nishi-Nippon City Bank Ltd/The	Banks	290,000	843,296
Nissan Motor Co Ltd (a)	Automobiles & Components	133,364	1,021,852
Nisshin Seifun Group Inc	Food & Beverage	9,000	109,774
Nitto Denko Corp	Materials	14,700	507,868
NTT Data Corp	Software & Services	18	65,220
ORIX Corp	Diversified Financials	12,693	995,989
Osaka Gas Co Ltd	Utilities	55,000	202,458
Ricoh Co Ltd	Technology Hardware & Equipment	14,010	193,515
Rohm Co Ltd	Semiconductors & Semiconductor Equipment	1,637	102,950
Seino Holdings Corp	Transportation	140,693	943,257
Seven & I Holdings Co Ltd	Food & Staples Retailing	43,579	1,040,445
Sharp Corp/Japan	Consumer Durables & Apparel	40,000	437,111
Sony Corp	Consumer Durables & Apparel	14,653	457,378
Sumitomo Trust & Banking Co Ltd/The	Banks	82,628	458,621

DOMINI INTERNATIONAL SOCIAL EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2010

COUNTRY SECURITY	INDUSTRY	SHARES	VALUE
Japan (Continued)
Takeda Pharmaceutical Co Ltd	Pharma, Biotech & Life Sciences	48,146	$2,202,848
Toppan Printing Co Ltd	Commercial & Professional Services	145,451	1,196,706
Toyo Seikan Kaisha Ltd	Materials	92,598	1,482,038
Toyo Suisan Kaisha Ltd	Food & Beverage	5,000	107,720
Yamaguchi Financial Group Inc	Banks	69,000	644,934

			24,176,333

Netherlands – 5.0%
ASML Holding NV	Semiconductors & Semiconductor Equipment	22,700	723,665
Corporate Express NV (a) (c)	Commercial Services & Supplies	10,034	120,919
ING Groep NV (a)	Diversified Financials	44,950	432,179
Koninklijke Ahold NV	Food & Staples Retailing	15,450	198,263
Koninklijke DSM NV	Materials	12,785	606,539
Koninklijke Philips Electronics NV	Capital Goods	66,303	2,065,333
Randstad Holding NV (a)	Commercial & Professional Services	19,147	859,844
SNS REAAL NV (a)	Diversified Financials	74,685	411,188
Unilever NV	Food & Beverage	12,318	362,281

			5,780,211

New Zealand – 0.5%
Telecom Corp of New Zealand Ltd	Telecommunication Services	365,640	527,054
Vector Ltd	Utilities	56,693	85,417

			612,471

Norway – 1.7%
DnB NOR ASA	Banks	74,800	929,258
Petroleum Geo-Services ASA (a)	Energy	49,634	445,401
Telenor ASA	Telecommunication Services	12,834	198,111
TGS Nopec Geophysical Co ASA	Energy	25,598	339,084

			1,911,854

Poland – 0.1%
Getin Holding SA (a)	Banks	45,490	152,083

			152,083

Singapore – 1.3%
Jardine Cycle & Carriage Ltd	Retailing	37,690	992,462
SembCorp Industries Ltd	Capital Goods	133,856	415,485
Suntec Real Estate Investment Trust	Real Estate	60,000	63,109

			1,471,056

DOMINI INTERNATIONAL SOCIAL EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2010

COUNTRY SECURITY	INDUSTRY	SHARES	VALUE
South Korea – 1.4%
Busan Bank	Banks	10,800	$116,392
GS Holdings	Energy	12,950	453,714
Hynix Semiconductor Inc (a)	Semiconductors & Semiconductor Equipment	6,060	115,251
Industrial Bank of Korea	Banks	17,640	233,346
KT Corp	Telecommunication Services	6,260	226,467
LG Corp	Capital Goods	493	34,087
LG Electronics Inc	Consumer Durables & Apparel	1,540	130,820
SK Telecom Co Ltd	Telecommunication Services	756	106,396
Woori Finance Holdings Co Ltd	Banks	12,320	153,079

			1,569,552

Spain – 3.1%
Banco Santander SA	Banks	23,215	301,507
Corp Financiera Alba	Diversified Financials	19,885	818,635
Criteria Caixacorp SA	Diversified Financials	287,404	1,403,737
Inditex SA	Retailing	14,808	979,061

			3,502,940

Sweden – 2.7%
Atlas Copco AB Cl A	Capital Goods	55,216	901,969
Billerud AB	Materials	30,418	196,483
Electrolux AB Cl B	Consumer Durables & Apparel	7,487	166,729
Hoganas AB Cl B	Materials	14,957	412,728
Investor AB Cl B	Diversified Financials	67,047	1,262,159
Trelleborg AB Cl B	Capital Goods	18,427	134,193

			3,074,261

Switzerland – 6.4%
Cie Financiere Richemont SA Cl A	Consumer Durables & Apparel	27,296	1,060,533
Clariant AG (a)	Materials	75,447	995,143
Novartis AG	Pharma, Biotech & Life Sciences	74,071	3,578,771
Schindler Holding AG	Capital Goods	19,297	1,722,666

			7,357,113

Taiwan – 0.8%
Advanced Semiconductor Engineering Inc	Semiconductors & Semiconductor Equipment	71,493	56,113
Asustek Computer Inc	Technology Hardware & Equipment	2,700	20,349
Compal Electronics Inc	Technology Hardware & Equipment	482,815	632,081
Lite-On Technology Corp	Technology Hardware & Equipment	145,770	186,059

			894,602

Turkey – 0.6%
Turkiye Halk Bankasi AS	Banks	20,400	165,204
Turkiye Is Bankasi Cl C	Banks	62,027	232,627
Yapi ve Kredi Bankasi AS (a)	Banks	79,779	242,541

			640,372

DOMINI INTERNATIONAL SOCIAL EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2010

COUNTRY SECURITY	INDUSTRY	SHARES	VALUE
United Kingdom – 17.2%
3i Group PLC	Diversified Financials	33,615	$149,563
Aggreko PLC	Commercial & Professional Services	18,987	455,548
Aviva PLC	Insurance	69,230	387,497
Barclays PLC	Banks	91,193	475,296
British Land Co PLC	Real Estate	15,933	115,231
BT Group PLC	Telecommunication Services	130,030	289,576
Burberry Group PLC	Consumer Durables & Apparel	8,890	117,159
Compass Group PLC	Consumer Services	126,021	1,046,016
Cookson Group PLC (a)	Capital Goods	27,890	193,933
Davis Service Group PLC	Commercial & Professional Services	23,781	139,290
GlaxoSmithKline PLC	Pharma, Biotech & Life Sciences	66,002	1,148,393
HSBC Holdings PLC	Banks	137,816	1,394,285
Intercontinental Hotels Group PLC	Consumer Services	16,098	278,078
International Power PLC	Utilities	436,575	2,447,717
Investec PLC	Diversified Financials	125,584	973,551
Kingfisher PLC	Retailing	266,026	896,990
Land Securities Group PLC	Real Estate	49,476	474,592
Legal & General Group PLC	Insurance	192,160	269,493
Mondi PLC	Materials	141,385	997,511
Next PLC	Retailing	31,920	1,074,783
Old Mutual PLC	Insurance	276,073	522,288
Pearson PLC	Media	32,354	501,376
Rentokil Initial PLC (a)	Commercial & Professional Services	372,670	597,062
Standard Chartered PLC	Banks	31,286	902,525
Tomkins PLC	Capital Goods	92,421	468,959
Unilever PLC	Food & Beverage	13,232	375,287
Vodafone Group PLC	Telecommunication Services	1,134,914	2,643,865
Wolseley PLC (a)	Capital Goods	15,059	339,136

			19,675,000

United States – 0.4%
Noble Corp (a)	Energy	12,526	407,095

			407,095

Total Investments – 98.3% (Cost $111,296,018) (b)			112,453,126

Other Assets, less liabilities – 1.7%			1,917,837

Net Assets – 100.0%			$114,370,963

(a) Non-income producing security.

(b) The aggregate cost for federal income tax purposes is $113,022,649. The aggregate gross unrealized appreciation is $7,953,039 and the aggregate gross unrealized depreciation is $8,522,562, resulting in net unrealized depreciation of $569,523.

(c) Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Fund’s Board of Trustees.

Pfd — Preferred Stock

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SOCIAL BOND FUND

Performance Commentary (Unaudited)

For the year ended July 31, 2010, the Fund returned 6.49%, lagging the Barclays Capital Intermediate Aggregate (BCIA) index, which returned 8.36%.

The Fund’s performance benefited the most from its avoidance of U.S. Treasury securities and its underweighting to mortgage-backed securities. The Fund was hurt by its weak security selection among commercial mortgage-backed securities and by its positions in certificates of deposit. These CDs are issued by community development banks and credit unions that help rebuild communities across the United States.

As of July 31, 2010, the Domini Social Bond Fund was a Lipper Leader in three categories — Tax Efficiency, Preservation, and Expense — placing the fund in the top 20% of its peers for each category.

PORTFOLIO COMPOSITION (% OF NET ASSETS) (Unaudited)

	Tax Efficiency[1]	Preservation[2]	Expense[3]
Peer Group	US - BBB Corporate Debt	US - Fixed Income	US - No-Load BBB Corporate Debt

Overall & 3 Year Rating (Number of funds in peer group)	134	4179	40

5 Year Rating (Number of funds in peer group)	112	3608	37

10 Year Rating (Number of funds in peer group)	67	2480	24

All Lipper ratings reflect historical performance as of 7/31/10: 1. Tax Efficiency (US) rating reflects funds’ historical success in postponing taxable distributions relative to peers. Tax Efficiency (US) offers no benefit to investors in tax-sheltered accounts such as retirement plans. 2. Preservation rating reflects funds’ historical loss avoidance relative to other funds within the same asset class; Preservation ratings are relative, rather than absolute, measures, and funds named Lipper Leaders for Preservation may still experience losses periodically. 3. Expense rating reflects funds’ expense minimization relative to peers with similar load structures. A “5” rating is Lipper’s top rating, representing “Lipper Leader” status. The Lipper ratings are subject to change every month and are based on an equal-weighted average of percentile ranks for the Preservation, Tax Efficiency, and Expense metrics over three-, five-, and ten-year periods (if applicable). The highest 20% of funds in each peer group are named Lipper Leader or a score of 5, the next 20% receive a score of 4, the middle 20% are scored 3, the next 20% are scored 2, and the lowest 20% are scored 1. Lipper ratings are not intended to predict future results, and Lipper does not guarantee the accuracy of this information. More information is available at www.lipperweb.com. Lipper Leader Copyright 2010.

AVERAGE ANNUAL TOTAL RETURNS		Investor shares	BCIA
As of 7-31-10	1 Year	6.49%	8.36%
	5 Year	5.32%	5.94%
	10 Year	5.66%	6.27%
	Since Inception (6-1-2000)	5.73%	6.43%

COMPARISON OF $10,000 INVESTMENT IN THE DOMINI SOCIAL BOND FUND AND BCIA (Unaudited)

Past performance is no guarantee of future results. The Fund’s returns quoted above represent past performance after all expenses. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance information current to the most recent month-end, call 1-800-582-6757 or visit www.domini.com. A 2.00% redemption fee is charged on sales or exchanges of shares made less than 30 days after the settlement of purchase or acquisition through exchange, with certain exceptions. Performance data quoted above does not reflect the deduction of this fee, which would reduce the performance quoted. See the Fund’s prospectus for further information.

For the period reported in its current prospectus, the Fund’s gross annual operating expenses totaled 1.37% of net assets. Until November 30, 2010, Domini has contractually agreed to waive fees and reimburse expenses to limit the Fund’s expenses, on a per annum basis, to 0.95% of its average daily net assets, absent an earlier modification by the Board of Trustees, which oversees the Funds.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return for the Domini Social Bond Fund is based on the Fund’s net asset values and assumes all dividend and capital gains were reinvested. An investment in the Fund is not a bank deposit and is not insured. You may lose money. Certain fees payable by the Fund were waived during the period, and the Fund’s average annual total returns would have been lower had these not been waived.

The Domini Social Bond Fund is not insured and is subject to market risks, interest rate risks, and credit risks. Investment return, principal value, and yield of an investment will fluctuate so that an investor’s shares when redeemed may be worth more or less than their original cost. You may lose money.

During periods of rising interest rates, bond funds can lose value. The Fund’s community development investments may be unrated and may carry greater risks than the Fund’s other holdings. The Fund currently holds a large percentage of its portfolio in mortgage-backed securities. During periods of falling interest rates these securities may prepay the principal due, which may lower the Fund’s return by causing it to reinvest at lower interest rates.

The Barclays Capital Intermediate Aggregate Index is an unmanaged index of intermediate-duration fixed-income securities. You cannot invest directly in an index.

DOMINI SOCIAL BOND FUND

PORTFOLIO OF INVESTMENTS

July 31, 2010

	Principal Amount	Value (Note 1)
U.S. Government Agency Obligations – 28.4%
Fannie Mae:
2.500%, 5/15/2014	$2,348,000	$2,447,893
2.625%, 11/20/2014	2,515,000	2,641,678
Freddie Mac:
1.500%, 1/7/2011 (d)	11,600,000	11,666,248
2.875%, 2/9/2015	7,310,000	7,714,682
3.750%, 3/27/2019	5,745,000	6,091,056
U.S. Small Business Administration:
2003-10C 1, 3.530%, 5/1/2013	100,968	103,139
2003-20D 1, 4.760%, 4/1/2023	311,257	332,307
2003-20E 1, 4.640%, 5/1/2023	319,081	339,745
2003-20F 1, 4.070%, 6/1/2023	256,783	264,955
2003-20G 1, 4.350%, 7/1/2023	145,277	154,231

Total U.S. Government Agency Obligations (Cost $30,570,440)		31,755,934

U.S. Government Agency Mortgage Securities – 38.2%
Fannie Mae:
13743, 6.810%, VR, 11/1/2019	3,806	3,898
252120, 7.500%, 8/1/2025	19,745	22,359
387231, 5.010%, 1/1/2015	986,053	1,088,206
387621, 5.040%, 10/1/2023	394,795	425,558
463031, 4.360%, 12/1/2015	1,484,774	1,603,448
463675, 4.900%, 11/1/2022	1,188,257	1,290,604
464501, 5.450%, 2/1/2025	997,878	1,057,119
465023, 4.270%, 5/1/2020	1,497,145	1,584,854
696355, 5.500%, 3/1/2033	766,298	829,736
789089, 5.500%, 8/1/2019	319,683	347,547
874332, 6.030%, 2/1/2022	1,122,152	1,250,732
895098, 7.000%, 8/1/2036	623,195	695,925
937881, 5.500%, 6/1/2022	796,165	862,156
995346, 6.500%, 9/1/2036	954,087	1,059,047
TBA Sept 30 Single Family, 6.500%, 12/1/2099 (c)	2,000,000	2,187,500
Fannie Mae CMO:
1990-99 K, 6.500%, 8/25/2020	9,575	10,738
1993-106 Z, 7.000%, 6/25/2013	3,707	3,956
2005-M1 A, 4.479%, 10/26/2031	90,139	93,157
2007-14 Z, 5.271%, VR, 10/25/2032	2,408,000	2,670,625
2010-M1 A2, 4.450%, 9/25/2019	3,000,000	3,208,997
Freddie Mac:
A18404, 5.500%, 2/1/2034	402,824	435,354
A30028, 6.000%, 11/1/2034	139,637	153,341
A62612, 5.500%, 6/1/2037	973,236	1,049,189
A69304, 5.500%, 11/1/2037	425,329	458,523
B11108, 5.500%, 11/1/2018	554,120	601,033
B11109, 4.500%, 11/1/2018	796,702	853,085
C77635, 5.500%, 2/1/2033	827,574	895,439
K007AZ, 4.224%, 3/25/2020	1,000,000	1,054,777
TBA SEP 30 GOLD SINGLE, 6.500%, 12/1/2099 (c)	4,143,000	4,529,466

DOMINI SOCIAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2010

	Principal Amount	Value (Note 1)
U.S. Government Agency Mortgage Securities (Continued)
Ginnie Mae CMO:
2002-37 C, 5.878%, 6/16/2024	$310,000	$321,742
2002-9 C, 6.269%, 10/16/2027	540,557	573,236
2003-78 C, 5.306%, VR, 2/16/2031	1,000,000	1,117,038
2004-6 C, 4.660%, 7/16/2033	788,925	832,762
2004-77 AB, 4.368%, 11/16/2030	604,287	648,166
2005-42 B, 4.571%, 9/16/2027	1,000,000	1,060,320
2005-67 B, 4.751%, VR, 10/16/2026	1,000,000	1,044,867
2005-87, 4.449%, 3/16/2025	406,634	414,734
2005-89, 4.811%, 5/16/2027	671,009	700,441
2006-9 B, 5.269%, VR, 3/16/2037	1,000,000	1,124,990
Government National Mortgage Association:
2038, 8.500%, 7/20/2025	5,954	6,959
2380, 8.500%, 2/20/2027	11,661	13,723
3233, 5.500%, 5/20/2017	260,279	281,735
615760, 5.500%, 8/15/2028	270,734	297,088
696471, 6.000%, 8/15/2038	590,404	647,176
696520, 6.000%, 8/15/2038	775,756	850,351
703850, 5.500%, 11/20/2038	882,559	960,146
720334, 4.500%, 7/20/2039	1,476,683	1,557,452

Total U.S. Government Agency Mortgage Securities (Cost $40,460,153)		42,779,295

Corporate Obligations – 20.4%
Air Products & Chemicals, 4.150%, 2/1/2013	700,000	737,650
Bank of New York Mellon-Mtn, 4.950%, 11/1/2012	700,000	756,301
Bank of Nova Scotia, 3.400%, 1/22/2015	700,000	737,316
Barclays Bank PLC, 2.500%, 1/23/2013	700,000	707,354
CA Inc., 5.375%, 12/1/2019	700,000	744,262
CenterPoint Energy, Inc., 7.875%, 4/1/2013	700,000	807,897
Cisco Systems Inc., 4.450%, 1/15/2020	169,000	181,325
Cisco Systems Inc., 5.500%, 2/22/2016	431,000	503,798
Coca-Cola Co, 5.350%, 11/15/2017	700,000	810,261
Comcast Corporation, 4.950%, 6/15/2016	600,000	660,699
Hewlett-Packard Co., 4.500%, 3/1/2013	700,000	759,052
HSBC Bank PLC, 144A, 3.500%, 6/28/2015 (e)	1,000,000	1,036,592
IBM Corp, 5.700%, 9/14/2017	700,000	821,867
Illinois Tool Works, Inc., 6.250%, 4/1/2019	700,000	836,613
Johnson & Johnson, 5.550%, 8/15/2017	700,000	823,540
JP Morgan Chase & Co, 6.300%, 4/23/2019	700,000	796,212
Kellogg Co., 4.250%, 3/6/2013	700,000	752,224
Kimberly-Clark, 6.125%, 8/1/2017	700,000	838,095
Kroger Co., 7.500%, 1/15/2014	700,000	824,335
NASDAQ OMX Group, 5.550%, 1/15/2020	700,000	718,113
Northern Trust Company, 5.200%, 11/9/2012	700,000	761,958
Oracle Corp., 5.750%, 4/15/2018	700,000	820,243
PACCAR Inc, 6.375%, 2/15/2012	700,000	754,713
PepsiCo Inc., 7.900%, 11/1/2018	700,000	916,817
Praxair Inc., 4.625%, 3/30/2015	647,000	714,894
Royal Bank of Canada, 2.100%, 7/29/2013	1,000,000	1,026,618

DOMINI SOCIAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2010

	Principal Amount	Value (Note 1)
Corporate Obligations (Continued)
SBC Communications, 5.100%, 9/15/2014	$600,000	$672,789
TD Ameritrade Holding Co, 5.600%, 12/1/2019	700,000	750,581
Verizon Communications, 5.550%, 2/15/2016	700,000	802,158
Xerox Corporation, 6.350%, 5/15/2018	700,000	788,466

Total Corporate Obligations (Cost $20,589,661)		22,862,743

Corporate Mortgage Securities – 1.2%
CRFCM 2004-1A A 144A, 5.500%, VR, 4/25/2035 (f)	1,196,528	1,321,921

Total Corporate Mortgage Securities (Cost $1,196,528)		1,321,921

Certificates of Deposit – 2.8%
Central Bank of Kansas City, 1.250%, 5/30/2011 (a)	250,000	250,000
Citizens Savings Bank & Trust, 1.500%, 6/30/2011 (a)	250,000	250,000
City First Bank of D.C., 1.110%, 2/5/2011 (a)	150,000	150,000
City National Bank of New Jersey, 1.980%, 11/25/2010 (a)	200,000	200,000
Community Commerce Bank, 1.100%, 6/1/2011 (a)	100,000	100,000
Communitywide Federal Credit Union, 2.200%, 1/29/2011 (a)	150,000	150,000
Dakotaland Federal Credit Union, 1.250%, 4/22/2011 (a)	250,000	250,000
Latino Community Credit Union, 1.150%, 6/1/2011 (a)	250,000	250,000
Liberty Bank and Trust Co., 1.500%, 12/4/2010 (a)	200,000	200,000
Louisville Community Bank, 0.700%, 6/25/2011 (a)	250,000	250,000
Northside Community Federal Credit Union, 1.250%, 6/27/2011 (a)	100,000	100,000
Self-Help Credit Union, 2.070%, 12/12/2010 (a)	100,000	100,000
ShoreBank Pacific, 0.900%, 11/6/2010 (a)	200,000	200,000
Southern Bancorp, 1.300%, 6/20/2011 (a)	250,000	250,000
University National Bank, 0.990%, 7/26/2011 (a)	250,000	250,000
Wainwright Bank & Trust Co., 1.000%, 12/24/2010 (a)	250,000	250,000

Total Certificates of Deposit (Cost $3,200,000)		3,200,000

Cash Equivalents – 0.3%
Money Market Demand Accounts:
Self-Help Money Market Demand, 1.110%, 8/16/2010 (a)	243,414	243,414
University National Bank, 0.120%, 8/16/2010 (a)	111,152	111,152

Total Cash Equivalents (Cost $354,566)		354,566

Total Investments – 91.3% (Cost $96,371,348) (b)		102,274,459

Other Assets, less liabilities – 8.7%		9,719,274

Net Assets – 100.0%		$111,993,733

DOMINI SOCIAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2010

(a) Securities (other than short-term obligations with remaining maturities of less than 60 days) for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Fund's Board of Trustees.

(b) The aggregate cost for book and federal income purposes is $96,371,348. The aggregate gross unrealized appreciation is $5,906,846, and the aggregate gross unrealized depreciation is $3,735, resulting in net unrealized appreciation of $5,903,111.

(c) When issued or delayed delivery security.

(d) Portion of security segregated for collateral for when issued or delayed delivery security.

(e) This security has been determined to be liquid under guidelines established by the Fund’s Board of Trustees.

(f) This security has been determined to be illiquid under guidelines established by the Fund’s Board of Trustees.

CMO — Collateralized Mortgage Obligation.

VR — Variable interest rate. Rate shown is that on July 31, 2010.

144A — Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI FUNDS EXPENSE EXAMPLE (Unaudited)

As a shareholder of the Domini Funds, you incur two types of costs:

(1) Transaction costs such as redemption fees deducted from any redemption or exchange proceeds if you sell or exchange shares of the fund after holding them less than 30 days and sales charges (loads) on Class A shares and

(2) Ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested on February 1, 2010, and held through July 31, 2010.

Certain Account Fees

Some accounts are subject to recurring annual service fees and maintenance fees that are not included in the expenses shown in the table. If your account was subject to these fees, then the actual account values at the end of the period would be lower and the actual expense would be higher. You may avoid the annual service fee by choosing paperless electronic delivery of statements, prospectuses, shareholder reports and other materials.

Actual Expenses

The line of the table captioned “Actual Expenses” below provides information about actual account value and actual expenses. You may use the information in this line, together with the amount invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000.

(2) Multiply your result in step 1 by the number in the first line under the heading “Expenses Paid During Period” in the table.

The result equals the estimated expenses you paid on your account during the period.

Hypothetical Expenses

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s return. The hypothetical account values and expenses may not be used to estimate actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical example that appears in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Fund Name	Expenses	Beginning Account Value as of 2/1/2010	Ending Account Value as of 7/31/2010	Expenses Paid During Period 2/1/2010 – 7/31/2010
Domini Social Equity Fund Investor Shares	Actual Expenses	$1,000.00	$1,040.10	$6.32[1]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,018.60	$6.26[1]
Domini Social Equity Fund Class A Shares	Actual Expenses	$1,000.00	$1,040.10	$5.97[1]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,018.94	$5.91[1]
Domini Social Equity Fund Institutional Shares	Actual Expenses	$1,000.00	$1,042.40	$4.05[1]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,020.83	$4.01[1]
Domini Social Equity Fund Class R Shares	Actual Expenses	$1,000.00	$1,043.00	$4.26[1]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,020.63	$4.21[1]
Domini International Social Equity Fund Investor Shares	Actual Expenses	$1,000.00	$1,003.30	$8.54[2]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,016.27	$8.60[2]
Domini International Social Equity Fund Class A Shares	Actual Expenses	$1,000.00	$1,002.80	$8.14[2]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,016.66	$8.20[2]
Domini Social Bond Fund	Actual Expenses	$1,000.00	$1,039.00	$4.80[3]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,020.08	$4.76[3]

1Expenses are equal to the Fund’s annualized expense ratio of 1.25% for Investor shares, or 1.18% for Class A shares, or 0.80% for Institutional Class, or 0.84% for Class R shares, multiplied by average account value over the period, multiplied by 181, and divided by 365.

2Expenses are equal to the Fund’s annualized expense ratio of 1.72% for Investor shares, or 1.64% for Class A shares, multiplied by average account value over the period, multiplied by 181, and divided by 365.

3Expenses are equal to the Fund’s annualized expense ratio of 0.95%, multiplied by average account value over the period, multiplied by 181, and divided by 365.

STATEMENTS OF ASSETS AND LIABILITIES

July 31, 2010

	Domini Social Equity Fund	Domini International Social Equity Fund
ASSETS
Investments at value (cost $614,957,957, and $111,296,018, respectively)	$690,899,557	$112,453,126
Cash	4,453,712	1,614,062
Foreign currency, at value (cost $0, and $7,265, respectively)	-	7,289
Receivable for capital shares	137,840	139,110
Dividend, interest, and tax reclaim receivables	817,749	424,872

Total assets	696,308,858	114,638,459

LIABILITIES
Payable for capital shares	947,914	93,580
Management /Sponsorship fee payable	434,721	94,042
Distribution fee payable	117,238	19,801
Other accrued expenses	353,110	53,110
Foreign tax payable	5,475	6,963

Total liabilities	1,858,458	267,496

NET ASSETS	$694,450,400	$114,370,963

NET ASSETS CONSIST OF
Paid-in capital	$906,052,492	$122,570,180
Undistributed net investment income (loss)	402,217	16,514
Accumulated net realized gain (loss)	(287,946,122)	(9,389,163)
Net unrealized appreciation (depreciation)	75,941,813	1,173,432

NET ASSETS	$694,450,400	$114,370,963

NET ASSET VALUE PER SHARE
Investor Shares
Net assets	$561,882,450	$111,040,228

Outstanding shares of beneficial interest	21,610,248	17,785,739

Net asset value and offering price per share*	$26.00	$6.24

Class A Shares
Net assets	$1,691,505	$3,330,735

Outstanding shares of beneficial interest	198,712	512,079

Net asset value *	$8.51	$6.50

Maximum offering price per share (net asset value per share / (1-4.75%))	$8.93	$6.82

Institutional shares
Net assets	$102,961,473

Outstanding shares of beneficial interest	6,331,651

Net asset value and offering price per share*	$16.26

Class R shares
Net assets	$27,914,972

Outstanding shares of beneficial interest	3,530,797

Net asset value and offering price per share*	$7.91

* Redemption price is equal to net asset value less any applicable redemption fees retained by the Fund.

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF OPERATIONS

For the Year Ended July 31, 2010

	Domini Social Equity Fund	Domini International Social Equity Fund
INCOME
Dividends (net of foreign taxes $136,981, and $209,078, respectively)	$14,695,071	$2,129,671

Investment Income	14,695,071	2,129,671

EXPENSES
Management /Sponsorship fees	5,492,160	620,686
Distribution fees – Investor shares	1,501,306	150,958
Distribution fees – Class A shares	3,921	4,214
Transfer agent fees – Investor shares	1,175,140	163,218
Transfer agent fees – Class A shares	4,884	9,002
Transfer agent fees – Institutional shares	1,695	-
Transfer agent fees – Class R shares	376	-
Custody and Accounting fees	179,614	168,304
Shareholder Communication fees	145,699	6,031
Miscellaneous	101,281	3,431
Professional fees	87,599	48,279
Shareholder Service fees – Investor shares	83,109	11,321
Shareholder Service fees – Class A shares	546	855
Shareholder Service fees – Institutional shares	85	-
Shareholder Service fees – Class R shares	78	-
Trustees fees	70,960	6,102
Registration fees – Investor shares	32,716	20,708
Registration fees – Class A shares	15,609	20,241
Registration fees – Institutional shares	17,594	-
Registration fees – Class R shares	16,970	-
Reorganization fees	-	56,157

Total expenses	8,931,342	1,289,507
Fees waived and expenses reimbursed	(484,971)	(235,363)
Custody fees paid indirectly	(3,454)	(6,104)

Net expenses	8,442,917	1,048,040

NET INVESTMENT INCOME (LOSS)	6,252,154	1,081,631

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS AND FOREIGN CURRENCY
NET REALIZED GAIN (LOSS) FROM:
Investments	55,026,744	(1,215,382)
Foreign currency	50,487	(65,989)

Net realized gain (loss)	55,077,231	(1,281,371)
NET CHANGES IN UNREALIZED APPRECIATION (DEPRECIATION) FROM:
Investments	37,362,062	(168,079)
Translation of assets and liabilities in foreign currencies	213	16,013

Net change in unrealized appreciation (depreciation)	37,362,275	(152,066)

NET REALIZED AND UNREALIZED GAIN (LOSS)	92,439,506	(1,433,437)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	98,691,660	(351,806)

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SOCIAL EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended July 31, 2010	Year Ended July 31, 2009
INCREASE IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$6,252,154	$8,207,480
Net realized gain (loss)	55,077,231	(202,606,231)
Net change in unrealized appreciation (depreciation)	37,362,275	(31,758,516)

Net Increase (Decrease) in Net Assets Resulting from Operations	98,691,660	(226,157,267)

DISTRIBUTIONS AND/OR DIVIDENDS
Dividends to shareholders from net investment income:
Investor shares	(3,298,319)	(5,561,668)
Class A shares	(43,233)	(20,113)
Institutional shares	(1,560,595)	(970,433)
Class R shares	(988,780)	(1,597,664)
Distributions to shareholders from net realized gain:
Investor shares	-	-
Class A shares	-	-
Institutional shares	-	-
Class R shares	-	-
Tax return of capital distribution	-	(3,659,576)

Net Decrease in Net Assets from Distributions and/or Dividends	(5,890,927)	(11,809,454)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	83,680,507	152,676,604
Net asset value of shares issued in Fund Reorganizations	-	84,696,299
Net asset value of shares issued in reinvestment of distributions and dividends	5,658,256	11,335,263
Payments for shares redeemed	(153,207,353)	(172,870,501)
Redemption fees	29,370	13,653

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(63,839,220)	75,851,318

Total Increase (Decrease) in Net Assets	28,961,513	(162,115,403)

NET ASSETS
Beginning of period	665,488,887	827,604,290

End of period	$694,450,400	$665,488,887

Undistributed net investment income (loss)	$402,217	$1,106

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI INTERNATIONAL SOCIAL EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended July 31, 2010	Year Ended July 31, 2009
INCREASE IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	1,081,631	428,624
Net realized gain (loss)	(1,281,371)	(7,977,553)
Net change in unrealized appreciation (depreciation)	(152,066)	3,294,809

Net Increase (Decrease) in Net Assets Resulting from Operations	(351,806)	(4,254,120)

DISTRIBUTIONS AND/OR DIVIDENDS
Dividends to shareholders from net investment income:
Investor shares	(1,187,968)	(395,022)
Class A shares	(29,978)	(7,526)
Institutional shares	-	-
Class R shares	-	-
Distributions to shareholders from net realized gain:
Investor shares	-	-
Class A shares	-	-
Institutional shares	-	-
Class R shares	-	-
Tax return of capital distribution	-	-

Net Decrease in Net Assets from Distributions and/or Dividends	(1,217,946)	(402,548)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	26,464,702	13,617,554
Net asset value of shares issued in Fund Reorganizations	70,994,852	580,722
Net asset value of shares issued in reinvestment of distributions and dividends	886,459	311,982
Payments for shares redeemed	(9,676,825)	(4,210,723)
Redemption fees	127	115

Net Increase (Decrease) in Net Assets from Capital Share Transactions	88,669,315	10,299,650

Total Increase (Decrease) in Net Assets	87,099,563	5,642,982

NET ASSETS
Beginning of period	$27,271,400	$21,628,418

End of period	$114,370,963	$27,271,400

Undistributed net investment income (loss)	$16,514	$60,772

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SOCIAL EQUITY FUND - INVESTOR SHARES

FINANCIAL HIGHLIGHTS

	Year Ended July 31,
	2010		2009		2008		2007		2006
For a share outstanding for the period:
Net asset value, beginning of period	$22.83		$28.19		$34.00		$29.73		$29.74

Income from investment operations:
Net investment income (loss)	0.22		0.28		0.29		0.23		0.23
Net realized and unrealized gain (loss) on investments	3.09		(5.32)		(4.08)		4.26		(0.02)

Total income from investment operations	3.31		(5.04)		(3.79)		4.49		0.21

Less dividends and distributions:
Dividends to shareholders from net investment income	(0.14)		(0.22)		(0.22)		(0.22)		(0.22)
Distributions to shareholders from net realized gain	-		-		(1.80)		-		-
Tax return of capital [5]	-		(0.10)		-		-		-

Total distributions	(0.14)		(0.32)		(2.02)		(0.22)		(0.22)

Redemption fee proceeds	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]

Net asset value, end of period	$26.00		$22.83		$28.19		$34.00		$29.73

Total return [2]	14.51%		-17.48%		-11.84%		15.11%		0.72%
Portfolio turnover	95%		82%		70%		126%		12%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$562		$550		$775		$1,066		$1,092
Ratio of expenses to average net assets [3]	1.23%	[4]	1.18%	[4]	1.15%		1.08%		0.95%
Ratio of net investment income (loss) to average net assets	0.77%		1.27%		0.86%		0.66%		0.74%

1 Amount represents less than 0.005 per share.

2 Not annualized for periods less than one year.

3 Reflects a waiver of fees by the Manager, the Sponsor, and the Distributor of the Fund. Had the Manager, the Sponsor, and the Distributor not waived their fees or reimbursed expenses, the ratio of expenses to average net assets would have been 1.29%, 1.31%, 1.24%, 1.23%, and 1.14%, for the years ended July 31, 2010, 2009, 2008, 2007, and 2006, respectively.

4 Ratio of expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses the ratio of expenses to average net assets would have been 1.23% and 1.18% for the years ended July 31, 2010 and 2009, respectively.

5 Based on average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SOCIAL EQUITY FUND - CLASS A SHARES

FINANCIAL HIGHLIGHTS

	Year Ended July 31, 2010		For the Period November 28, 2008 (commencement of operations) through July 31, 2009
For a share outstanding for the period:
Net asset value, beginning of period	$7.63		$6.57

Income from investment operations:
Net investment income (loss)	0.10		0.06
Net realized and unrealized gain (loss) on investments	1.01		1.21

Total income from investment operations	1.11		1.27

Less dividends and/or distributions:
Dividends to shareholders from net investment income	(0.23)		(0.15)
Distributions to shareholders from net realized gain	-		-
Tax return of capital [5]	-		(0.06)

Total distributions	(0.23)		(0.21)

Redemption fee proceeds	-		-

Net asset value, end of period	$8.51		$7.63

Total return [2]	14.47%		20.66%
Portfolio turnover	95%		82%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$2		$1
Ratio of expenses to average net assets [3]	1.18%	[4]	1.18%	[4]
Ratio of net investment income (loss) to average net assets	0.81%		1.13%

2 Total return does not reflect sales commissions and is not annualized for periods less than one year.

3 Reflects a waiver of fees by the Manager, the Sponsor, and the Distributor of the Fund. Had the Manager, the Sponsor, and the Distributor not waived their fees or reimbursed expenses, the ratio of expenses to average net assets would have been 2.56%, and 3.31%, for the years ended July 31, 2010, and 2009, respectively.

4 Ratio of expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses the ratio of expenses to average net assets would have been 1.18% and 1.18% for the years ended July 31, 2010 and 2009, respectively.

5 Based on average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SOCIAL EQUITY FUND - INSTITUTIONAL SHARES

FINANCIAL HIGHLIGHTS

	Year Ended July 31, 2010		For the Period November 28, 2008 (commencement of operations) through July 31, 2009
For a share outstanding for the period:
Net asset value, beginning of period	$14.35		$12.13

Income from investment operations:
Net investment income (loss)	0.21		0.13
Net realized and unrealized gain (loss) on investments	1.96		2.31

Total income from investment operations	2.17		2.44

Less dividends and/or distributions:
Dividends to shareholders from net investment income	(0.26)		(0.15)
Distributions to shareholders from net realized gain	-		-
Tax return of capital [5]	-		(0.07)

Total distributions	(0.26)		(0.22)

Redemption fee proceeds	-		-

Net asset value, end of period	$16.26		$14.35

Total return [2]	15.08%		20.93%
Portfolio turnover	95%		82%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$103		$84
Ratio of expenses to average net assets [3]	0.75%	[4]	0.65%	[4]
Ratio of net investment income (loss) to average net assets	1.24%		1.66%

2 Not annualized for periods less than one year.

3 Reflects a waiver of fees by the Manager, the Sponsor, and the Distributor of the Fund. Had the Manager, the Sponsor, and the Distributor not waived their fees or reimbursed expenses, the ratio of expenses to average net assets would have been 0.83%, and 0.80%, for the years ended July 31, 2010, and 2009, respectively.

4 Ratio of expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses the ratio of expenses to average net assets would have been 0.75% and 0.65% for the years ended July 31, 2010 and 2009, respectively.

5 Based on average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SOCIAL EQUITY FUND - CLASS R SHARES

FINANCIAL HIGHLIGHTS

	Year Ended July 31,
	2010		2009		2008		2007		2006
For a share outstanding for the period:
Net asset value, beginning of period	$7.09		$9.37		$12.85		$11.25		$11.25

Income from investment operations:
Net investment income (loss)	(0.11)		(0.05)		0.17		0.12		0.11
Net realized and unrealized gain (loss) on investments	1.18		(1.74)		(1.40)		1.62		0.01

Total income from investment operations	1.07		(1.79)		(1.23)		1.74		0.12

Less dividends and/or distributions:
Dividends to shareholders from net investment income	(0.25)		(0.33)		(0.45)		(0.14)		(0.12)
Distributions to shareholders from net realized gain	-		-		(1.80)		-		-
Tax return of capital [5]	-		(0.16)		-		-		-

Total distributions	(0.25)		(0.49)		(2.25)		(0.14)		(0.12)

Redemption fee proceeds	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]

Net asset value, end of period	$7.91		$7.09		$9.37		$12.85		$11.25

Total return [2]	15.05%		-17.23%		-11.52%		15.43%		1.04%
Portfolio turnover	95%		82%		70%		126%		12%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$28		$30		$52		$58		$45
Ratio of expenses to average net assets [3]	0.85%	[4]	0.85%	[4]	0.85%		0.78%		0.63%
Ratio of net investment income (loss) to average net assets	1.16%		1.62%		1.13%		0.89%		1.07%

1 Amount represents less than 0.005 per share.

2 Not annualized for periods less than one year.

3 Reflects a waiver of fees by the Manager, the Sponsor, and the Distributor of the Fund. Had the Manager, the Sponsor, and the Distributor not waived their fees or reimbursed expenses, the ratio of expenses to average net assets would have been 0.92%, 0.97%, 0.85%, 0.89%, and 0.78%, for the years ended July 31, 2010, 2009, 2008, 2007, and 2006, respectively.

4 Ratio of expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses the ratio of expenses to average net assets would have been 0.85% and 0.85% for the years ended July 31, 2010 and 2009, respectively.

5 Based on average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI INTERNATIONAL SOCIAL EQUITY FUND - INVESTOR SHARES

FINANCIAL HIGHLIGHTS

	Year Ended July 31,						For the period December 27, 2006 (commencement of operations) through July 31, 2007
	2010		2009		2008
For a share outstanding for the period:
Net asset value, beginning of period	$6.05		$8.29		$10.25		$10.00

Income from investment operations:
Net investment income (loss)	0.12		0.11		0.25		0.16
Net realized and unrealized gain (loss) on investments	0.20		(2.25)		(1.90)		0.22

Total income from investment operations	0.32		(2.14)		(1.65)		0.38

Less dividends and/or distributions:
Dividends to shareholders from net investment income	(0.13)		(0.10)		(0.25)		(0.13)
Distributions to shareholders from net realized gain	-		-		(0.06)		-

Total distributions	(0.13)		(0.10)		(0.31)		(0.13)

Redemption fee proceeds	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]

Net asset value, end of period	$6.24		$6.05		$8.29		$10.25

Total return [2]	5.34%		-25.72%		-16.48%		3.82%
Portfolio turnover	85%		85%		91%		46%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$111		$27		$22		$13
Ratio of expenses to average net assets [3]	1.69%	[4,5]	1.60%	[4]	1.60%		1.58%
Ratio of net investment income (loss) to average net assets	1.73%		2.18%		2.77%		3.96%

1 Amount represents less than 0.005 per share.

2 Not annualized for periods less than one year.

3 Reflects a waiver of fees by the Manager, the Sponsor, and the Distributor of the Fund. Had the Manager, the Sponsor, and the Distributor not waived their fees or reimbursed expenses, the ratio of expenses to average net assets would have been 2.03%, 2.63%, 3.19%, and 5.87%, for the years ended July 31, 2010, 2009, 2008, and 2007, respectively.

4 Ratio of expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses the ratio of expenses to average net assets would have been 1.70% and 1.60% for the years ended July 31, 2010 and 2009, respectively.

5 Higher expense ratio due to reorganization expenses charged in excess of expense limitation.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI INTERNATIONAL SOCIAL EQUITY FUND - CLASS A SHARES

FINANCIAL HIGHLIGHTS

	Year Ended July 31, 2010		For the Period November 28, 2008 (commencement of operations) through July 31, 2009
For a share outstanding for the period:
Net asset value, beginning of period	$6.30		$5.13

Income from investment operations:
Net investment income (loss)	0.14		0.08
Net realized and unrealized gain (loss) on investments	0.20		1.17

Total income from investment operations	0.34		1.25

Less dividends and/or distributions:
Dividends to shareholders from net investment income	(0.14)		(0.08)
Distributions to shareholders from net realized gain	-		-

Total distributions	(0.14)		(0.08)

Redemption fee proceeds	-		-

Net asset value, end of period	$6.50		$6.30

Total return [2]	5.35%		24.45%
Portfolio turnover	85%		85%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$3		$1
Ratio of expenses to average net assets [3]	1.62%	[4,5]	1.57%	[4]
Ratio of net investment income (loss) to average net assets	2.03%		2.31%

2 Total return does not reflect sales commissions and is not annualized for periods less than one year.

3 Reflects a waiver of fees by the Manager, the Sponsor, and the Distributor of the Fund. Had the Manager, the Sponsor, and the Distributor not waived their fees or reimbursed expenses, the ratio of expenses to average net assets would have been 3.58%, and 6.86%, for the years ended July 31, 2010, and 2009, respectively.

4 Ratio of expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses the ratio of expenses to average net assets would have been 1.63% and 1.58% for the years ended July 31, 2010 and 2009, respectively.

5 Higher expense ratio due to reorganization expenses charged in excess of expense limitation.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SOCIAL EQUITY FUND

DOMINI INTERNATIONAL SOCIAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS

July 31, 2010

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Domini Social Investment Trust is a Massachusetts business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Domini Social Investment Trust comprises three separate series: Domini Social Equity Fund, Domini International Social Equity Fund (formerly, Domini European PacAsia Social Equity Fund), and Domini Social Bond Fund (each the “Fund,” collectively the “Funds”). The financial statements of the Domini Social Bond Fund are included on page 64 of this report. The Domini Social Equity Fund offers Investor shares, Class A shares, Institutional shares and Class R shares. The Domini International Social Equity Fund offers Investor shares and Class A shares. The Investor shares, Institutional shares and Class R shares are sold at their offering price, which is net asset value. The Class A shares are sold with a front-end sales charge (load) of up to 4.75%. Class R shares are generally available only to certain eligible retirement plans and endowments, foundations, religious organizations, and other tax-exempt entities that are approved by the Fund’s Distributor. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets, and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and registration fees, directly attributable to that class. Class R shares are not subject to distribution and service fees.

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the Funds’ significant accounting policies.

(A) Valuation of Investments. Securities listed or traded on national securities exchanges are valued at the last sale price reported by the security’s primary exchange or, if there have been no sales that day, at the mean of the current bid and ask price that represents the current value of the security. Securities listed on the NASDAQ National Market System are valued using the NASDAQ Official Closing Price (the “NOCP”). If an NOCP is not available for a security listed on the NASDAQ National Market System, the security will be valued at

DOMINI SOCIAL EQUITY FUND

DOMINI INTERNATIONAL SOCIAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2010

the last sale price or, if there have been no sales that day, at the mean of the current bid and ask price. Securities for which market quotations are not readily available or as a result of an event occurring after the close of the foreign market but before pricing the Funds are valued at fair value as determined in good faith under procedures established by and under the supervision of the Funds’ Board of Trustees. Securities that are primarily traded on foreign exchanges generally are valued at the closing price of such securities on their respective exchanges, except that if the Trusts’ manager or submanager, as applicable, is of the opinion that such price would result in an inappropriate value for a security, including as a result of an occurrence subsequent to the time a value was so established, then the fair value of those securities may be determined by consideration of other factors (including the use of an independent pricing service) by or under the direction of the Board of Trustees or its delegates.

The Funds follow a fair value hierarchy that distinguishes between (a) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) the Fund’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). These inputs are used in determining the value of the Funds’ investments and are summarized in the following fair value hierarchy:

Level 1 — quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, and evaluated quotation obtained from pricing services)

Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments.)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

DOMINI SOCIAL EQUITY FUND

DOMINI INTERNATIONAL SOCIAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2010

The following is a summary of the inputs used by the Domini Social Equity Fund, as of July 31, 2010, in valuing the Fund’s assets carried at fair value:

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks
Consumer Discretionary	$64,356,879	$-	$-	$64,356,879
Consumer Staples	73,277,081	-	-	73,277,081
Energy	66,738,610	-	-	66,738,610
Financials	125,662,689	-	-	125,662,689
Health Care	93,359,702	-	-	93,359,702
Industrials	57,614,330	-	-	57,614,330
Information Technology	130,226,209	-	-	130,226,209
Materials	16,966,020	-	-	16,966,020
Telecommunication Services	34,503,216	-	-	34,503,216
Utilities	28,194,821	-	-	28,194,821

Total	$690,899,557	$-	$-	$690,899,557

The following is a summary of the inputs used by the Domini International Social Equity Fund, as of July 31, 2010, in valuing the Fund’s assets carried at fair value:

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks
Consumer Discretionary	$14,057,510	$-	$120,919	$14,178,429
Consumer Staples	8,930,069	-	-	8,930,069
Energy	5,532,875	-	-	5,532,875
Financials	27,853,549	-	-	27,853,549
Health Care	12,803,880	-	-	12,803,880
Industrials	16,271,824	-	-	16,271,824
Information Technology	7,323,903	-	-	7,323,903
Materials	8,351,195	-	-	8,351,195
Telecommunication Services	7,460,146	-	-	7,460,146
Utilities	3,747,256	-	-	3,747,256

Total	$112,332,207	$-	$120,919	$112,453,126

DOMINI SOCIAL EQUITY FUND

DOMINI INTERNATIONAL SOCIAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2010

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Domini International Social Equity Fund

Investments in Securities
Balance as of July 31, 2009	$-
Realized gain (loss)	-
Change in unrealized appreciation (depreciation)	(1,182,111)
Net purchases (sales)	1,303,030
Transfers in and/or out of Level Three	-

Balance as of July 31, 2010	$120,919

The change in unrealized appreciation (depreciation) included in earnings relating to securities still held at July 31, 2010:	$(1,182,111)

(B) Repurchase Agreements. The Funds may enter into repurchase agreements with selected banks or broker-dealers. Each repurchase agreement is recorded at cost, which approximates fair value. The Funds require that collateral, represented by securities (primarily U.S. government agency securities), in a repurchase transaction be maintained in a segregated account with a custodian bank in a manner sufficient to enable each Fund to obtain those securities in the event of a default of the counterparty. In the event of default or bankruptcy by another party to the repurchase agreement, retention of the collateral may be subject to legal proceedings.

(C) Foreign Currency Translation. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts on the date of valuation. Purchases and sales of securities, and income and expense items denominated in foreign currencies, are translated into U.S. dollar amounts on the respective dates of such transactions. Occasionally, events impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board of Trustees.

The Funds do not separately report the effect of fluctuations in foreign exchange rates from changes in market prices on securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of

DOMINI SOCIAL EQUITY FUND

DOMINI INTERNATIONAL SOCIAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2010

dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in fair value of assets and liabilities other than investments in securities held at the end of the reporting period, resulting from changes in exchange rates.

(D) Foreign Currency Contracts. When the Funds purchase or sell foreign securities they enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed-upon exchange rate on a specified date. There were no open contracts at July 31, 2010.

(E) Investment Transactions, Investment Income and Dividends to Shareholders. The Funds earn income daily, net of Fund expenses. Dividends to shareholders of the Domini International Social Equity Fund, are usually declared and paid semi-annually from net investment income. Dividends to shareholders of the Domini Equity Fund are usually declared and paid quarterly from net investment income. Distributions to shareholders of realized capital gains, if any, are made annually. Distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications have been made to the Funds’ components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations.

Investment transactions are accounted for on trade date. Realized gains and losses from security transactions are determined on the basis of identified cost. Interest income is recorded on an accrual basis. Dividend income, net of any applicable withholding tax, is recorded on the ex-dividend date or for certain foreign securities, when the information becomes available to the Funds.

(F) Federal Taxes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, including net realized gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is deemed necessary.

(G) Redemption Fees. Redemptions and exchanges of Fund shares held less than 30 days may be subject to the Funds’ redemption fee, which is 2% of the amount redeemed. Such fees are retained by the Funds and are recorded as an adjustment to paid-in capital.

DOMINI SOCIAL EQUITY FUND

DOMINI INTERNATIONAL SOCIAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2010

(H) Other. Income, expenses (other than those attributable to a specific class), gains, and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

(I) Indemnification. The Funds’ organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

2. TRANSACTIONS WITH AFFILIATES

(A) Manager/Sponsor. The Funds have retained Domini Social Investments LLC (Domini) to serve as investment manager and administrator. Domini is registered as an investment advisor under the Investment Advisers Act of 1940. The services provided by Domini consist of investment supervisory services, overall operational support, and administrative services. The administrative services include the provision of general office facilities and supervising the overall administration of the Funds. For its services under the Management Agreements, Domini receives from each Fund a fee accrued daily and paid monthly at the annual rate below of the respective Funds’ average daily net assets before any fee waivers:

Domini Social Equity Fund	0.30% of the first $2 billion of net assets managed,
0.29% of the next $1 billion of net assets managed, and
0.28% of net assets managed in excess of $3 billion

Domini International Social Equity Fund	1.00% of the first $250 million of net assets managed,
0.94% of the next $250 million of net assets managed, and
0.88% of net assets managed in excess of $500 million

Pursuant to a Sponsorship Agreement (with respect to the Domini Social Equity Fund) Domini provides the Funds with the administrative personnel and services necessary to operate the Funds. In addition to general administrative services and facilities for the Funds similar to those provided by Domini under the Management Agreements, Domini answers questions from the general public and the media regarding the securities holdings of the Funds. For these services and facilities, Domini receives fees accrued daily and paid monthly from the Funds at the annual rate below of the respective Funds’ average daily net assets before any fee waivers:

DOMINI SOCIAL EQUITY FUND

DOMINI INTERNATIONAL SOCIAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2010

Domini Social Equity Fund	0.45% of the first $2 billion of net assets managed,
0.44% of the next $1 billion of net assets managed, and
0.43% of net assets managed in excess of $3 billion

Effective November 28, 2009, Domini reduced its fees and reimbursed expenses, not including reorganization related expenses, to the extent necessary to keep the aggregate annual operating expenses of the Domini Social Equity Fund at no greater than 1.25%, 1.18%, 0.80%, and 0.90% of the average daily net assets representing Investor shares, Class A shares, Institutional shares and Class R shares, respectively. For the periods prior to November 28, 2009, similar arrangements were in effect. The waivers currently in effect are contractual and in effect until November 30, 2010, absent an earlier modification by the Board of Trustees which oversees the Funds.

Effective November 28, 2009, Domini reduced its fees and reimbursed expenses to the extent necessary to keep the aggregate annual operating expenses, not including reorganization expenses, of the Domini International Social Equity Fund no greater than 1.60% and 1.57% of the average daily net assets representing Investor shares and Class A shares, respectively. For the period prior to November 28, 2009, similar arrangements were in effect. The waivers currently in effect are contractual and in effect until March 19, 2011, absent an earlier modification by the Board of Trustees which oversees the Funds.

For the year ended July 31, 2010, Domini waived fees and reimbursed expenses as follows:

	FEES WAIVED	EXPENSES REIMBURSED

Domini Social Equity Fund	$232,227	$248,304
Domini International Social Equity Fund	-	152,997

(B) Submanager. Wellington Management Company, LLP (Wellington) provides investment submanagement services to the Funds on a day-to-day basis pursuant to Submanagement Agreements with Domini.

(C) Distributor. The Board of Trustees of the Funds has adopted a Distribution Plan with respect to the Funds’ Investor shares and Class A shares in accordance with Rule 12b-1 under the Act. DSIL Investment Services LLC, a wholly owned subsidiary of Domini (DSILD), acts as agent of the Funds in connection with the offering of Investor shares of the Funds pursuant to a Distribution Agreement. Under the Distribution Plan, the Funds pay expenses incurred in connection with the sale of Investor shares and Class A shares and pay DSILD a distribution fee at an aggregate annual rate not to exceed 0.25% of the average daily net assets representing the Investor shares and Class A shares. For the year ended July 31, 2010, fees waived were as follows:

DOMINI SOCIAL EQUITY FUND

DOMINI INTERNATIONAL SOCIAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2010

FEES WAIVED

Domini Social Equity Fund Investor shares	$-
Domini Social Equity Fund Class A shares	3,809
Domini International Social Equity Fund Investor shares	77,297
Domini International Social Equity Fund Class A shares	4,214

DSIL Investment Services, LLC, (DSIL) the Fund’s Distributor, has received commissions related to the sales of fund shares. For the year ended July 31, 2010, DSIL received $2,572, and $1,370 from the Domini Social Equity Fund Class A Shares, and the Domini International Social Equity Fund Class A shares, respectively.

(D) Shareholder Service Agent. The Trust has retained Domini to provide certain shareholder services with respect to the Domini Social Equity Fund, and Domini International Social Equity Fund and their shareholders, which services were previously provided by BNY Mellon Asset Servicing (formerly PNC Global Investment Servicing) (“BNY”) or another fulfillment and mail service provider and are supplemental to services currently provided by BNY, pursuant to a transfer agency agreement between each Fund and BNY. For these services, Domini receives fees from each Fund paid monthly at an annual rate of $4.00 per active account. For the year ended July 31, 2010, Domini waived fees as follows:

FEES WAIVED

Domini Social Equity Fund Investor shares	$-
Domini Social Equity Fund Class A shares	546
Domini Social Equity Fund Institutional shares	85
Domini Social Equity Fund Class R shares	-
Domini International Social Equity Fund Investor shares	-
Domini International Social Equity Fund Class A shares	855

3. INVESTMENT TRANSACTIONS

For the year ended July 31, 2010, cost of purchase and proceeds from sales of investments other than short-term obligations were as follows:

	PURCHASE	SALES
Domini Social Equity Fund	$683,688,942	$743,411,955
Domini International Social Equity Fund	139,971,861	52,615,230

Per the Funds’ arrangement with State Street Bank & Trust (“State Street”), credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ expenses. For the year ended July 31, 2010, custody fees of the Funds, under these arrangements, were reduced by $3,454 and $6,104 for the Domini Social Equity Fund, and Domini International Social Equity Fund, respectively.

DOMINI SOCIAL EQUITY FUND

DOMINI INTERNATIONAL SOCIAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2010

4. SUMMARY OF SHARE TRANSACTIONS

	Year Ended July 31,
	2010		2009
	Shares	Amount	Shares	Amount

Domini Social Equity Fund

Investor Shares
Shares sold	2,455,784	$62,923,118	2,501,478	$48,962,679
Shares issued in Fund reorganization	-	-	-	-
Shares issued in reinvestment of dividends and distributions	121,541	3,180,304	455,794	7,704,530
Shares redeemed	(5,072,939)	(132,706,899)	(6,356,864)	(133,498,097)
Redemption fees	-	12,235	-	11,824

Net increase (decrease)	(2,495,614)	$(66,591,242)	(3,399,592)	$(76,819,064)

Class A Shares
Shares sold	64,707	$551,190	23,190	$967,470
Shares issued in Fund reorganization	-	-	145,233	954,140
Shares issued in reinvestment of dividends and distributions	4,378	37,923	4,716	24,852
Shares redeemed	(23,111)	(202,647)	(20,401)	(130,531)
Redemption fees	-	-	-	-

Net increase (decrease)	45,974	$386,466	152,738	$1,815,931

Institutional Shares
Shares sold	845,990	$13,618,375	348,867	$95,684,259
Shares issued in Fund reorganization	-	-	6,906,162	83,742,159
Shares issued in reinvestment of dividends and distributions	88,242	1,453,774	132,150	1,305,641
Shares redeemed	(438,981)	(7,104,001)	(1,550,779)	(18,986,075)
Redemption fees	-	-	-	-

Net increase (decrease)	495,251	$7,968,148	5,836,400	$161,745,984

Class R Shares
Shares sold	828,015	$6,587,824	990,945	$7,062,196
Shares issued in Fund reorganization	-	-	-	-
Shares issued in reinvestment of dividends and distributions	122,755	986,255	426,790	2,300,240
Shares redeemed	(1,676,502)	(13,193,806)	(2,725,852)	(20,255,798)
Redemption fees	-	17,135	-	1,829

Net increase (decrease)	(725,732)	$(5,602,592)	(1,308,117)	$(10,891,533)

DOMINI SOCIAL EQUITY FUND

DOMINI INTERNATIONAL SOCIAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2010

	Year Ended July 31,
	2010		2009
	Shares	Amount	Shares	Amount

Total
Shares sold	4,194,496	$83,680,507	3,864,480	$152,676,604
Shares issued in Fund reorganization	-	-	7,051,395	84,696,299
Shares issued in reinvestment of dividends and distributions	336,916	5,658,256	1,019,450	11,335,263
Shares redeemed	(7,211,533)	(153,207,353)	(10,653,896)	(172,870,501)
Redemption fees	-	29,370	-	13,653

Net increase (decrease)	(2,680,121)	$(63,839,220)	1,281,429	$75,851,318

Domini International Social Equity Fund

Investor Shares
Shares sold	4,320,249	$26,006,368	2,487,852	$13,041,102
Shares issued in Fund reorganization	10,390,288	67,899,494	-	-
Shares issued in reinvestment of dividends and distributions	139,131	861,703	56,052	306,068
Shares redeemed	(1,481,480)	(9,164,965)	(736,317)	(3,942,904)
Redemption fees	-	127	-	115

Net increase (decrease)	13,368,188	$85,602,727	1,807,587	$9,404,381

Class A Shares
Shares sold	44,445	$458,334	27,413	$576,452
Shares issued in Fund reorganization	454,785	3,095,358	113,178	580,722
Shares issued in reinvestment of dividends and distributions	3,869	24,756	1,016	5,914
Shares redeemed	(79,453)	(511,860)	(53,174)	(267,819)
Redemption fees	-	-	-	-

Net increase (decrease)	423,646	$3,066,588	88,433	$895,269

Total
Shares sold	4,364,694	$26,464,702	2,515,265	$13,617,554
Shares issued in Fund reorganization	10,845,073	70,994,852	113,178	580,722
Shares issued in reinvestment of dividends and distributions	143,000	886,459	57,068	311,982
Shares redeemed	(1,560,933)	(9,676,825)	(789,491)	(4,210,723)
Redemption fees	-	127	-	115

Net increase (decrease)	13,791,834	$88,669,315	1,896,020	$10,299,650

DOMINI SOCIAL EQUITY FUND

DOMINI INTERNATIONAL SOCIAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2010

5. FEDERAL TAX STATUS

The tax basis of the components of net assets for the Funds at July 31, 2010, is as follows:

	Domini Social Equity Fund	Domini International Social Equity Fund

Undistributed ordinary income	$402,217	$743,801
Undistributed long term capital gains	-	-
Capital losses, other losses and other temporary differences	(286,306,023)	(8,389,819)
Unrealized appreciation/(depreciation)	74,301,714	(553,199)

Distributable net earnings/(deficit)	$(211,602,092)	$(8,199,217)

The difference between components of Distributable Earnings on a tax basis and the amounts reflected in the statement of assets and liabilities is primarily due to differences in book and tax policies.

For the year ended July 31, 2010, the Funds made the following reclassifications to the components of net assets to align financial reporting with tax reporting:

	Domini Social Equity Fund	Domini International Social Equity Fund

Paid-in capital	$9,286,536	$(2,033,254)
Undistributed net investment income (loss)	39,884	92,057
Accumulated net realized gain (loss)	(9,326,420)	1,941,197

During the period from November 1, 2009, through July 31, 2010, the Domini International Social Equity Fund had net realized capital losses of $2,036,003. These losses are deferred and will be recognized on August 1, 2010, for tax purposes.

DOMINI SOCIAL EQUITY FUND

DOMINI INTERNATIONAL SOCIAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2010

The Funds have accumulated capital loss carryforwards that will expire as follows:

Year Ending	Domini Social Equity Fund	Domini International Social Equity Fund

2011	$15,381,994	$-
2012	8,523,190	-
2013	2,943,543	-
2014	16,615,434	-
2015	5,529,841	-
2016	17,068,380	-
2017	107,195,693	1,253,009
2018	113,047,948	5,100,807

	$286,306,023	$6,353,816

To the extent that the Funds realize future net capital gains, those gains will be offset by any unused capital loss carryforwards.

For federal income tax purposes, dividends paid were characterized as follows:

	Domini Social Equity Fund		Domini International Social Equity Fund
	Year Ended July 31, 2010	Year Ended July 31, 2009	Year Ended July 31, 2010	Year Ended July 31, 2009

Ordinary income	$5,890,927	$8,149,878	$1,217,946	$402,548
Long-term capital gain	-	-	-	-
Return of capital	-	3,659,576	-	-

Total	$5,890,927	$11,809,454	$1,217,946	$402,548

As of July 31, 2010, tax years 2007 through 2010 remain subject to examination by the Funds’ major tax jurisdictions, which include the United States of America, the Commonwealth of Massachusetts, and New York State.

6. REORGANIZATION TRANSACTIONS

(A) Domini International Social Equity Fund. On November 19, 2009, the Board of Trustees of the Domini European Social Equity Fund (‘European Fund”) and the Domini PacAsia Social Equity Fund (“PacAsia Fund”) (collectively, the “Acquired Funds”) unanimously approved an Agreement and Plan of Reorganization (the “Plan”) providing for the transfer of all assets and liabilities of the Acquired Funds in exchange for shares of the Domini International Social Equity Fund (the “International Fund”). Acquired fund shareholders approved the Plan at a meeting on March 9, 2010 and the reorganization was effective after the close of business on March 19, 2010.

DOMINI SOCIAL EQUITY FUND

DOMINI INTERNATIONAL SOCIAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2010

The reorganization was accomplished by a tax-free exchange of the following shares on March 19, 2010 and did not trigger any redemption fees:

Acquired Fund	Shares	Target Fund	Shares	Value

European Fund Investor Shares	6,279,724	International Fund Investor Shares	7,745,889	$50,618,610
European Fund Class A Shares	271,325	International Fund Class A Shares	321,262	2,186,575
PacAsia Fund Investor Shares	2,100,318	International Fund Investor Shares	2,644,399	17,280,884
PacAsia Fund Class A Shares	110,757	International Fund Class A Shares	133,523	908,783

For financial reporting purposes, assets received and shares issued by the International Fund were recorded at fair value. The cost basis of investments received from the European Fund and the PacAsia Fund were carried forward to reflect the tax-free status of the reorganization.

The net assets and net unrealized appreciation (depreciation) prior to the reorganizations were as follows:

Acquired Fund	Net Assets	Unrealized Appreciation (Depreciation)	Target Fund	Net Assets

European Fund Investor Shares	$50,618,610	$(448,401)	International Fund Investor Shares	$44,419,984
European Fund Class A Shares	2,186,575	(129,150)	International Fund Class A Shares	709,894
PacAsia Fund Investor Shares	17,280,884	2,269,145	International Fund Investor Shares	44,419,984
PacAsia Fund Class A Shares	908,783	(30,988)	International Fund Class A Shares	709,894

Assuming the reorganization had been completed as of August 1, 2009, the International Fund’s results of operations for the year ended July 31, 2010 were as follows:

	Per Statement of Operations	European Fund Pre Merger	PacAsia Fund Pre Merger	Total

Net investment income	$1,081,631	$(86,051)	$96,777	$1,092,357
Net realized and unrealized gain (loss) on investments	(1,433,437)	5,363,096	2,595,971	6,525,630

Results of operations	$(351,806)	$5,277,045	$2,692,748	$7,617,987

The Acquired Funds and the International Fund sold and redeemed shares throughout the period, therefore it is not practicable to provide pro forma information on a per-share basis.

DOMINI SOCIAL EQUITY FUND

DOMINI INTERNATIONAL SOCIAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2010

The combined portfolio of investments have been managed as a single portfolio since the reorganization was complete, therefore it is not practicable to separate the amounts of revenue and earnings of the Acquired Funds that have been included in the International Fund’s Statement of Operations since March 19, 2010.

The costs incurred with respect to the Reorganization were $145,126 and were allocated pro rata among the Acquired Funds and the International Fund based on each Fund’s net assets prior to the Reorganization. The amount allocated to the International Fund was $56,157.

(B) Domini Social Equity Fund Class A Shares. On September 3, 2008, the Board of Trustees of the Domini Social Equity Fund and the Domini Social Equity Portfolio approved an Agreement and Plan of Reorganization providing for the transfer of all assets and liabilities of the Domini Social Equity Portfolio in exchange for the issuance of the newly established Class A shares of the Domini Social Equity Fund in a tax-free reorganization that took place at the close of business on November 28, 2008. The reorganization resulted in the exchange of 145,233 Class A shares of the Domini Social Equity Fund for 145,233 shares of the Domini Social Equity Portfolio each valued at $954,140 (including $831,643 of unrealized depreciation for the Domini Social Equity Portfolio). Aggregate net assets of Class A shares of the Domini Social Equity Fund and the Domini Social Equity Portfolio were $0 and $954,140, respectively, immediately prior to the merger.

(C) Domini Social Equity Fund Institutional Shares. On September 3, 2008, the Board of Trustees of the Domini Social Equity Fund and the Domini Institutional Social Equity Fund approved an Agreement and Plan of Reorganization providing for the transfer of all assets and liabilities of the Domini Institutional Social Equity Fund in exchange for the issuance of the newly established Institutional class shares of the Domini Social Equity Fund in a tax-free reorganization that took place at the close of business on November 28, 2008. The reorganization resulted in the exchange of 6,906,162 institutional shares of the Domini Social Equity Fund for 6,906,162 shares of the Domini Institutional Social Equity Fund each valued at $83,742,159 (including $92,743,938 of unrealized depreciation and $25,863,688 of accumulated realized loss for the Domini Institutional Social Equity Fund). Aggregate net assets of institutional shares of the Domini Social Equity Fund and the Domini Institutional Social Equity Fund were $0 and $83,742,159, respectively, immediately prior to the merger.

DOMINI SOCIAL EQUITY FUND

DOMINI INTERNATIONAL SOCIAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2010

(D) Domini International Social Equity Fund Class A Shares. On September 3, 2008, the Board of Trustees of the Domini European PacAsia Social Equity Fund (subsequently renamed Domini International Social Equity Fund) and the Domini European PacAsia Social Equity Portfolio approved an Agreement and Plan of Reorganization providing for the transfer of all assets and liabilities of the Domini European PacAsia Social Equity Portfolio in exchange for the issuance of the newly established Class A shares of the Domini European PacAsia Social Equity Fund in a tax-free reorganization that took place at the close of business on November 28, 2008. The reorganization resulted in the exchange of 113,178 Class A shares of the Domini European PacAsia Social Equity Fund for 113,178 shares of the Domini European PacAsia Social Equity Portfolio each valued at $580,722 (including $426,952 of unrealized depreciation and $229,794 of accumulated realized loss for the Domini European PacAsia Social Equity Portfolio). Aggregate net assets of Class A shares of the Domini European PacAsia Social Equity Fund and the Domini European PacAsia Social Equity Portfolio were $0 and $580,722, respectively, immediately prior to the merger.

(E) Domini Social Equity Fund and Domini International Social Equity Fund. Effective November 28, 2008, the Board of Trustees approved the withdrawal of investment by the Domini Social Equity Fund and Domini European PacAsia Social Equity Fund (subsequently renamed the Domini International Social Equity Fund) in a corresponding series of the Domini Social Trust and the direct investment in securities by each Fund.

Each component on the Statement of Operations includes an amount that was allocated from the Domini Social Trust to each Fund for the period August 1, 2008 through November 28, 2008. For the year ending July 31, 2009, the following amounts allocated from the Domini Social Trust were included in the Statement of Operations:

	Domini Social Equity Fund	Domini European PacAsia Social Equity Fund

Investment Income	$6,116,975	$172,717
Expenses	906,539	44,982
Net Realized Gain (Loss)	(73,710,306)	(2,473,690)

7. NEW ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board issued an Accounting Standards Update which will require new disclosures about amount and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value

DOMINI SOCIAL EQUITY FUND

DOMINI INTERNATIONAL SOCIAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2010

for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2009 except for disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures, which are effective for fiscal years beginning after December 15, 2010. At this time, management is evaluating the implications of the disclosures and their impact on the financial statements and believes that they will not have a material impact on its financial statements.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Investors

Domini Social Investment Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Domini Social Equity Fund and Domini International Social Equity Fund (formerly Domini European PacAsia Social Equity Fund), (collectively the “Funds”), each a fund within the series of Domini Social Investment Trust, as of July 31, 2010, and the related statements of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of the securities owned as of July 31, 2010, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned Funds as of July 31, 2010, the results of their operations for the year then ended, and the changes in their net assets for each of the years in the two-year period then ended, and financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

September 22, 2010

DOMINI SOCIAL BOND FUND

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2010

ASSETS:
Investments at value (cost $96,371,348)	$102,274,459
Cash	14,082,972
Receivable for securities sold	8,253,300
Interest receivable	696,553
Receivable for capital shares	405,972

Total assets	125,713,256

LIABILITIES:
Payable for securities purchased	13,366,648
Payable for capital shares	250,720
Management fee payable	61,182
Other accrued expenses	29,056
Dividend payable	11,917

Total liabilities	13,719,523

NET ASSETS	$111,993,733

NET ASSETS CONSIST OF:
Paid-in capital	104,899,820
Undistributed net investment loss	(11,917)
Accumulated net realized gain from investments	1,202,719
Net unrealized appreciation from investments	5,903,111

$111,993,733

NET ASSET VALUE PER SHARE
Net asset value and offering price per share* ($111,993,733÷9,526,030 outstanding shares of beneficial interest)	$11.76

* Redemption price is equal to net asset value less any applicable redemption fees retained by the Fund.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SOCIAL BOND FUND

STATEMENT OF OPERATIONS

For the Year Ended July 31, 2010

INCOME:
Interest income	$3,771,439

EXPENSES:
Management fee	399,780
Administrative fee	249,862
Distribution fees	249,862
Transfer agent fees	238,840
Accounting and custody fees	67,246
Professional fees	42,756
Registration	30,644
Shareholder communications	19,334
Shareholding servicing fees	16,313
Trustees fees	9,449
Miscellaneous	8,381

Total expenses	1,332,467
Fees waived and expense reimbursed	(382,901)
Fees paid indirectly	(1,003)

Net expenses	948,563

NET INVESTMENT INCOME	2,822,876

NET REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain (loss) on investments	1,538,591
Net change in unrealized appreciation (depreciation) on investments	2,132,940

Net realized and unrealized gain (loss) from investments	3,671,531

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$6,494,407

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SOCIAL BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended July 31, 2010	Year Ended July 31, 2009
INCREASE IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)	$2,822,876	$2,786,585
Net realized gain (loss) on investments	1,538,591	56,335
Net change in unrealized appreciation (depreciation) on investments	2,132,940	3,888,946

Net Increase (Decrease) in Net Assets Resulting from Operations	6,494,407	6,731,866

DISTRIBUTIONS AND DIVIDENDS:
Dividends to shareholders from net investment income	(2,822,990)	(2,786,585)
Distributions to shareholders from net realized gain	-	-

Net Decrease in Net Assets from Distributions and Dividends	(2,822,990)	(2,786,585)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	35,884,489	27,101,913
Net asset value of shares issued in reinvestment of distributions and dividends	2,649,954	2,395,592
Payment for shares redeemed	(20,357,862)	(15,854,826)
Redemption fee	3,287	4,768

Net Increase in Net Assets from Capital Share Transactions	18,179,868	13,647,447

Total Increase (Decrease) in Net Assets	21,851,285	17,592,728

NET ASSETS:
Beginning of period	90,142,448	72,549,720

End of period (including undistributed net investment income (loss) of $(11,917) and $1,310, respectively)	$111,993,733	$90,142,448

CAPITAL SHARE TRANSACTIONS IN SHARES:
Sold	3,134,792	2,443,549
Issued in reinvestment of distributions and/or dividends	230,422	217,642
Redeemed	(1,772,773)	(1,451,698)

Net Increase (Decrease)	1,592,441	1,209,493

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SOCIAL BOND FUND

FINANCIAL HIGHLIGHTS

	Year Ended July 31,
	2010		2009		2008		2007		2006
For a share outstanding for the period:
Net asset value, beginning of period	$11.36		$10.79		$10.63		$10.59		$10.88

Income from investment operations:
Net investment income (loss)	0.33		0.40		0.43		0.43		0.40
Net realized and unrealized gain (loss) on investments	0.40		0.57		0.16		0.04		(0.29)

Total income from investment operations	0.73		0.97		0.59		0.47		0.11

Less dividends and distributions:
Dividends to shareholders from net investment income	(0.33)		(0.40)		(0.43)		(0.43)		(0.40)
Distributions to shareholders from net realized gain	-		-		-		-		-

Total dividends and distributions	(0.33)		(0.40)		(0.43)		(0.43)		(0.40)

Redemption fee proceeds	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]

Net asset value, end of period	$11.76		$11.36		$10.79		$10.63		$10.59

Total return	6.49%		9.15%		5.58%		4.49%		1.06%
Portfolio turnover	66%		33%		64%		54%		34%
Ratios/supplemental data (annualized):
Net assets, end of period (000s)	$111,994		$90,142		$72,550		$72,312		$65,305
Ratio of expenses to average net assets	0.95%	[2,3]	0.95%	[2,3]	0.95%	[2]	0.95%	[2]	0.95%	[2]
Ratio of net investment income to average net assets	2.82%		3.60%		3.96%		4.03%		3.76%

1 Amount represents less than $0.005 per share.

2 Reflects a waiver of fees by the Manager and the Distributor due to a contractual fee waiver. Had the Manager and the Distributor not waived their fees and reimbursed expenses, the ratio of expenses to average net assets would have been 1.33%, 1.37%, 1.43%, 1.48%, and 1.32%, for the years ended July 31, 2010, 2009, 2008, 2007, and 2006, respectively.

3 Ratio of expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses the ratio of expenses to average net assets would have been 0.95% and 0.95%, for the years ended July 31, 2010 and 2009, respectively.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SOCIAL BOND FUND

NOTES TO FINANCIAL STATEMENTS

July 31, 2010

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Domini Social Bond Fund (the “Fund”) is a series of the Domini Social Investment Trust. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund seeks to provide its shareholders with a high level of current income and total return by investing in bonds and other debt instruments that are consistent with the Fund’s social and environmental standards and the submanager’s security selection approach.

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the Fund’s significant accounting policies.

(A) Valuation of Investments. Bonds and other fixed-income securities (other than obligations with maturities of 60 days or less) are valued on the basis of valuations furnished by an independent pricing service, use of which has been approved by the Board of Trustees of the Fund. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations (maturing in 60 days or less) are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees of the Fund.

Securities (other than short-term obligations with remaining maturities of 60 days or less) for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Fund’s Board of Trustees.

The Funds follow a fair value hierarchy that distinguishes between (a) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) the Fund’s own assumptions about market participant assumptions developed based on the best

DOMINI SOCIAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2010

information available in the circumstances (unobservable inputs). These inputs are used in determining the value of the Funds’ investments and are summarized in the following fair value hierarchy:

Level 1 — quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, and evaluated quotation obtained from pricing services)

Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments.)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of July 31, 2010, in valuing the Fund’s assets carried at fair value:

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

U.S. Government Agency Obligations	$-	$31,755,934	$-	$31,755,934
U.S. Government Agency Mortgage Securities	-	42,779,295	-	42,779,295
Corporate Obligations	-	22,862,743	-	22,862,743
Corporate Mortgage Securities	-	1,321,921	-	1,321,921
Certificates of Deposit	-	3,200,000	-	3,200,000
Cash Equivalents	-	354,566	-	354,566

Total	$-	$102,274,459	$-	$102,274,459

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities
Balance as of July 31, 2009	$1,532,813
Realized gain (loss)	-
Change in unrealized appreciation (depreciation)	(7,268)
Net purchases (sales)	-
Transfers in and/or out of Level Three	(1,525,545)

Balance as of July 31, 2010	$-

(B) Repurchase Agreements. The Fund may enter into repurchase agreements with selected banks or broker-dealers. Each repurchase agreement is recorded at cost, which approximates fair value. The Fund requires that collateral,

DOMINI SOCIAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2010

represented by securities (primarily U.S. government agency securities) in a repurchase transaction, be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Fund to obtain those securities in the event of a default of the counterparty. In the event of default or bankruptcy by another party to the repurchase agreement, retention of the collateral may be subject to legal proceedings.

(C) Investment Transactions, Investment Income, and Dividends to Shareholders. Investment transactions are recorded on trade date. Realized gains and losses from security transactions are determined on the basis of identified cost. Interest income is recorded on an accrual basis. Dividends to shareholders are usually declared daily and paid monthly from net investment income. Distributions to shareholders of realized capital gains, if any, are made annually. Distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations.

(D) Federal Taxes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, including net realized gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is deemed necessary.

(E) Redemption Fees. Redemptions and exchanges of Fund shares held less than 30 days may be subject to the Fund’s redemption fee, which is 2% of the amount redeemed. Such fees are retained by the Fund and are recorded as an adjustment to paid-in capital.

(F) Indemnification. The Funds’ organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

2. TRANSACTIONS WITH AFFILIATES

(A) Manager/Administrator. The Fund has retained Domini Social Investments LLC (Domini) to serve as investment manager and administrator. The services provided by Domini consist of investment supervisory services, overall

DOMINI SOCIAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2010

operational support, and administrative services, including the provision of general office facilities and supervising the overall administration of the Fund. For its services under the Management Agreement, Domini receives from the Fund a fee accrued daily and paid monthly at an annual rate equal to 0.40% of the Fund’s average daily net assets. For its services under the Administration Agreement, Domini receives from the Fund a fee accrued daily and paid monthly at an annual rate equal to 0.25% of the Fund’s average daily net assets. For the period from November 30, 2009 until November 30, 2010, Domini is waiving its fee and reimbursing expenses to the extent necessary to keep the aggregate annual operating expenses of the Fund (excluding brokerage fees and commissions, interest, taxes, and other extraordinary expenses), net of waivers and reimbursements, at no greater than 0.95% of the Fund’s average daily net assets. A similar fee waiver arrangement was in effect in prior periods. For the year ended July 31, 2010, Domini reimbursed expenses totaling $149,526.

(B) Submanager. Seix Investment Advisors LLC (“Seix”), a wholly owned subsidiary of RidgeWorth Capital Management, Inc. (“RidgeWorth”) (formerly known as Trusco Capital Management, Inc.) provides investment submanagement services to the Fund on a day-to-day basis pursuant to a Submanagement Agreement with Domini. Prior to April 25, 2008, the submanager’s predecessor, Seix Investment Advisors, Inc., the former fixed-income division of RidgeWorth, provided investment submanagement services to the Fund. RidgeWorth is a wholly owned subsidiary of SunTrust Banks, Inc. Seix Investment Advisors, Inc. was spun off into Seix in connection with a corporate reorganization of RidgeWorth.

(C) Distributor. The Board of Trustees of the Fund has adopted a Distribution Plan in accordance with Rule 12b-1 under the Act. DSIL Investment Services LLC, a wholly owned subsidiary of Domini (DSILD), acts as agent of the Fund in connection with the offering of shares of the Fund pursuant to a Distribution Agreement. Under the Distribution Plan, the Fund pays expenses incurred in connection with the sale of Fund shares and pays DSILD a distribution fee at an aggregate annual rate not to exceed 0.25% of the Fund’s average daily net assets. For the year ended July 31, 2010, fees waived totaled $233,375.

(D) Shareholder Service Agent. The Trust has retained Domini to provide certain shareholder services to the Fund and its shareholders, which services were previously provided by BNY Mellon Asset Servicing (formerly PNC Global Investment Servicing) (“BNY”) or another fulfillment and mail service provider and are supplemental to services currently provided by BNY, pursuant to a transfer agency agreement between each Fund and BNY. For these services,

DOMINI SOCIAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2010

Domini receives a fee from the Fund paid monthly at an annual rate of $4.00 per active account.

3. INVESTMENT TRANSACTIONS

For the year ended July 31, 2010, cost of purchases and proceeds from sales of investments other than short-term obligations were as follows:

	PURCHASES	SALES
Government Securities	$71,040,042	$52,019,727
Corporate Obligations	7,134,612	5,433,255
State and Municipal Obligations	-	2,755,220

Per the Fund’s arrangement with State Street Bank & Trust (“State Street”), credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses. For the year ended July 31, 2010, custody fees of the Fund, under these arrangements, were reduced by $1,003.

4. FEDERAL TAX STATUS

The tax basis of the components of net assets at July 31, 2010, is as follows:

Undistributed ordinary income	$369,581
Undistributed long term gains	833,138
Capital losses, other losses and other temporary differences	(11,917)
Unrealized appreciation/(depreciation)	5,903,111

Distributable net earnings/(deficit)	$7,093,913

The difference between components of Distributable Earnings on a tax basis and the amounts reflected in the statement of assets and liabilities are primarily due to dividends payable.

For the year ended July 31, 2010, the Fund reclassified $13,113 from undistributed net investment income to accumulated net realized gains to align financial reporting and tax reporting.

For federal income tax purposes, dividends paid were characterized as follows:

	Year Ended
	2010	2009
Ordinary income	$2,822,990	$2,786,585
Long-term capital gain	-	-

Total	$2,822,990	$2,786,585

As of July 31, 2010, tax years 2007 through 2010 remain subject to examination by the Fund’s major tax jurisdictions, which include the United States of America, the Commonwealth of Massachusetts, and New York State.

DOMINI SOCIAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2010

5. NEW ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board issued an Accounting Standards Update which will require new disclosures about amount and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2009, except for disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures, which are effective for fiscal years beginning after December 15, 2010. At this time, management is evaluating the implications of the disclosures and their impact on the financial statements and believes that they will not have a material impact on its financial statements.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Investors

Domini Social Investment Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Domini Social Bond Fund (the “Fund”), a Fund in the series of Domini Social Investment Trust, as of July 31, 2010, and the related statement of operations for the year then ended, statement of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2010, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned Fund as of July 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

September 22, 2010

THE DOMINI FUNDS

TAX INFORMATION (UNAUDITED)

FOR THE YEAR ENDED JULY 31, 2010

The amount of long-term capital gains paid for the year ended July 31, 2010 was as follows:

Domini Social Equity Fund	-
Domini International Social Equity Fund	-

For dividends paid from net investment income during the year ended July 31, 2010, the Funds designated the following as Qualified Dividend Income:

Domini Social Equity Fund	13,519,491
Domini International Social Equity Fund	2,163,560

Of the ordinary distributions made by the Domini Social Bond Fund during the fiscal year ended July 31, 2010, 65% has been derived from investments in US Government and Agency Obligations. All or a portion of the distributions from this income may be exempt from taxation at the state level. Consult your tax advisor for state specific information.

For corporate shareholders, 100% of dividends paid from net investment income for the Domini Social Equity Fund were eligible for the corporate dividends received deduction.

	Foreign Tax Paid		Foreign Source Income
	TOTAL	PER SHARE	TOTAL	PER SHARE
Domini International Social Equity Fund	$201,238	$0.01	$2,338,463	$0.13

The foreign taxes paid or withheld per share represent taxes incurred by the Funds on interest and dividends received by the Fund from foreign sources. Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

APPROVAL OF MANAGEMENT AND SUBMANAGEMENT AGREEMENTS (UNAUDITED)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of those trustees who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Trustees”), annually review and consider the continuation of the fund’s investment management and submanagement agreements. At its meeting held on April 23, 2010, the Board of Trustees (“Board”) of the Domini Social Equity Fund (the “Equity Fund”), Domini International Social Equity Fund (the “International Fund”), and the Domini Social Bond Fund (the “Bond Fund”) (each a “Fund,” and collectively the “Funds”), including a majority of the Independent Trustees, voted to approve the continuation of the management agreement for the Funds with Domini Social Investments LLC (“Domini”), the continuation of the submanagement agreement between Domini and Wellington Management Company LLP (“Wellington Management”) for the Equity Fund and International Fund; and the continuation of the submanagement agreement between Domini and Seix Investment Advisors, LLC (“Seix,” and together with Domini and Wellington Management, the “Advisers”) for the Bond Fund.

Prior to the April 23, 2010, meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Trustees and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the management and submanagement agreements at the Board’s meeting on April 23, 2010. Information provided to the Board at its meetings throughout the year included, among other things, reports on each Fund’s performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other service provided to the Funds by the Advisers.

In determining to continue the above-referenced management and submanagement agreements, the Board reviewed and evaluated information and factors it believed to be relevant and appropriate in light of the information that the Trustees deemed necessary and appropriate through the exercise of their reasonable business judgment. While individual Trustees may have weighed certain factors differently, the Board’s determination to continue the management and submanagement agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of such agreements. The Trustees did not identify any particular information or factor that was all-important or controlling. Set forth below is a discussion of the factors that the Board considered with respect to its approval of the above-referenced management and submanagement agreements.

EQUITY FUND

Nature, Quality, and Extent of Services Provided. The Trustees noted that pursuant to the Equity Fund’s management agreement, Domini, subject to the direction of the Board, is responsible for providing advice and guidance with respect to the Equity Fund and for managing the investment of the assets of the Equity Fund, which it does by engaging and overseeing the activities of Wellington Management. They considered that under the management agreement, Domini is responsible for applying social and environmental standards to a universe of securities. In addition, they noted that Domini manages the Equity Fund’s business and affairs, including coordination of the activities of service providers, pursuant to a sponsorship agreement. The Trustees considered the scope and quality of the services provided by Wellington Management, such as the provision of the day-to-day portfolio management of the Equity Fund, including making purchases and sales of socially screened portfolio securities consistent with the Equity Fund’s investment objective and policies.

The Trustees considered the professional experience, tenure, and qualifications of the portfolio management team and the other senior personnel at Domini and Wellington Management. They also considered Domini’s capabilities and experience in the development and application of social and environmental standards and its reputation, leadership in the socially responsible investment community, and quality of management and administrative services provided to the Fund. In addition, they considered the compliance policies, procedures, and record of Domini and Wellington Management. The Trustees concluded that Domini and Wellington Management had the necessary capabilities, resources, and personnel to continue providing services under the management and submanagement agreements.

Investment Results. The Trustees reviewed information provided to them by Domini regarding the investment returns of the Equity Fund for each full calendar year since inception as of December 31, 2009, and for the year-to-date, 6-month, and 1-, 3-, 5-, and 10-year periods ended February 28, 2010, as well as cumulative performance from inception through February 28, 2010, and December 31, 2009. They considered the performance of the S&P 500 Index, the benchmark for the Equity Fund for the same period, as well as the performance of the peer group and the applicable decile ranks. The Trustees noted that the Equity Fund had outperformed the S&P 500 net of expenses for recent periods including the latest 6-month and 1-year periods ended February 28, 2010, and the 1-year period ended December 31, 2009. The Trustees also noted that the Equity Fund slightly underperformed its benchmark net of expenses for the 1- and 5-year periods ended December 31, 2009. The Trustees considered that Wellington Management commenced submanagement of the Fund late in 2006, the impact of the legacy performance of the Equity Fund, and the recent market conditions. The Trustees concluded that they had continued confidence in the capability of Domini and Wellington Management to manage the Equity Fund.

Fees and Other Expenses. The Trustees considered the management and submanagement fees paid to Domini and Wellington Management with respect to the Equity Fund, and each entity’s fee waiver arrangements. The Trustees also considered the sponsorship fee rate paid by the Equity Fund to Domini under the sponsorship agreement. The Trustees considered the fees that each of Domini and Wellington Management charges its other clients with similar investment objectives and strategies. The Trustees considered that Domini (and not the Equity Fund) pays Wellington Management from its advisory fee. The Trustees considered the level of the Equity Fund’s aggregate management and sponsorship fees versus the median management and administrative fees for a relevant peer group, taking into account the contractual fee waiver arrangement and noted that such fees were about the same as the median management and administrative fees of the peer group. The Trustees considered that the submanagement fee Wellington Management receives is within the general range of the fees Wellington receives with respect to its standard fee for a similar investment strategy. The Trustees reviewed the total expense ratio of the Equity Fund versus the median total expense ratio for a relevant peer group, taking into account Domini’s contractual fee waiver arrangements, and noted that the total expense ratio of the Equity Fund was higher than the median total expense ratio of the peer group. In light of the foregoing, and taking into account such other matters as the Trustees considered relevant in the exercise of their reasonable judgment, the Trustees concluded that the management and submanagement fees payable with respect to the Equity Fund were reasonable and supported continuance of the management and submanagement agreements.

Costs of Services Provided and Profitability. The Trustees reviewed information provided to them by Domini concerning the costs borne by and profitability of Domini with respect to the advisory and sponsorship services provided, along with a description of the methodology used by Domini in preparing the profitability information. The Trustees also reviewed the financial results realized by Domini as of December 31, 2009. The Trustees concluded that they were satisfied that Domini’s level of profitability with respect to the Equity Fund was reasonable in view of the nature, quality, and extent of services provided.

The Trustees also reviewed Wellington Management’s consolidated balance sheet at December 31, 2009, and its pro-forma income statement for the year ended December 31, 2008, which reflected partnership income as if the firm was in corporate form. The pro-forma statement identified the revenues generated by the Equity Fund as a separate item and reflected assumptions and estimates regarding operating expenses. Based on the information provided, the Trustees concluded that they were satisfied that Wellington Management’s level of profitability with respect to the Equity Fund was not excessive in view of the nature, quality, and extent of services provided to the Equity Fund.

Economies of Scale. The Trustees also considered whether economies of scale would be realized by Domini and Wellington Management as assets grew and the extent to which economies of scale were reflected in the fees charged under the management and submanagement agreements. The Trustees noted that there were breakpoints in the fees charged under the management and submanagement agreements. They concluded that breakpoints were an effective way to share economies of scale with shareholders and that this was a positive factor in support of approval of the continuance of the management and submanagement agreements.

Other Benefits. The Trustees considered the other benefits that Domini, Wellington Management, and their respective affiliates receive from their relationship with the Equity Fund. The Trustees reviewed the character and amount of payments received by Domini and its affiliates in connection with the Equity Fund, including sponsorship fees. The Trustees considered that Domini’s profitability would be lower if the benefits related to distribution fees, sales charges, and submanagement fee waivers were not received. The Trustees considered the brokerage practices of Domini and Wellington Management, including their use of soft dollar arrangements. The Trustees also considered the intangible benefits that would continue to accrue to Domini, Wellington Management, and each of their respective affiliates by virtue of their relationship with Equity Fund and the other Domini funds. The Trustees concluded that the benefits received by Domini, Wellington Management, and their respective affiliates were reasonable and supported the approval of the continuance of the management and submanagement agreements.

DOMINI INTERNATIONAL SOCIAL EQUITY FUND

Nature, Quality, and Extent of Services Provided. The Trustees noted that pursuant to the Fund’s management agreement, Domini, subject to the direction of the Board, is responsible for providing advice and guidance with respect to each Fund and for managing the investment of the assets of the Fund, which it does by engaging and overseeing the activities of Wellington Management. They considered that under the management agreement, Domini is responsible for applying social and environmental standards to a universe of securities. The Trustees considered the scope and quality of the services provided by Wellington Management pursuant the submanagement agreement, such as the provision of the day-to-day portfolio management of the Fund, including making purchases and sales of socially screened portfolio securities consistent with the Fund’s investment objective and policies.

The Trustees considered the professional experience, tenure, and qualifications of the portfolio management teams and the other senior personnel at Domini and Wellington Management. They also considered Domini’s capabilities and experience in the development and application of social and environmental standards and its reputation and leadership in the socially responsible investment community, and quality of management and administrative services provided to the Fund. In addition, they considered the compliance policies, procedures, and record of Domini and Wellington Management. The Trustees concluded that Domini and Wellington Management had the necessary capabilities, resources, and personnel to continue providing services under the management and submanagement agreements.

Investment Results. The Trustees reviewed the investment performance of the International Fund for each full calendar year since inception (December 31, 2006) as of December 31, 2009, and for the year-to-date, 6-month, 1-year, and since-inception periods ended February 28, 2010, as well as each Fund’s cumulative performance from inception through December 31, 2009, and through February 28, 2010. They compared those returns to the returns of the applicable benchmark for the International Fund (MSCI EAFE Index), for the same periods, the performance of the relevant peer group of funds as classified by Strategic Insight, as well as the applicable decile ranks. The Trustees noted that the Fund had underperformed its benchmark net of expenses for each period except the latest 1-year period ended February 28, 2010, and that the International Fund had risen to the fourth decile for that 1-year period. The Trustees considered the recent market conditions and the information they received regarding enhancements to Wellington Management’s quantitative model. The Trustees concluded that they had continued confidence in the capability of Domini and Wellington Management to manage the International Fund.

Fees and Other Expenses. The Trustees considered the management and submanagement fees paid to Domini and Wellington Management with respect to each Fund, and each entity’s fee waiver arrangements. The Trustees considered the fees that each of Domini and Wellington Management charges its other clients with similar investment objectives. The Trustees considered that Domini (and not the Funds) pays Wellington Management from its advisory fee. The Trustees considered the level of each Fund’s management fees versus the median management and administrative fees for a relevant peer group, taking into account Domini’s contractual fee waiver arrangements, and noted that such fees were lower than the median management and administrative fees of the peer group. The Trustees considered that the submanagement fees Wellington Management receives with respect to each Fund are within the general range of the fees Wellington receives with respect to its standard fee for a similar investment strategy. The Trustees reviewed the total expense ratio of each of the Funds versus the median total expense ratio for a relevant peer group, taking into account Domini’s contractual fee waiver arrangement, and noted that the total expense ratio of each Fund, after giving effect to contractual expense waivers, was lower than the median total expense ratio of the peer group. In light of the foregoing, and taking into account such other matters as the Trustees considered relevant in the exercise of their reasonable judgment, the Trustees concluded that the management and submanagement fees payable with respect to each Fund were reasonable and supported continuance of the management and submanagement agreements.

Costs of Services Provided and Profitability. The Trustees reviewed information provided to them by Domini concerning the costs borne by and profitability of Domini with respect to the advisory services provided, along with a description of the methodology used by Domini in preparing the profitability information. The Trustees also reviewed the financial results realized by Domini as of December 31, 2009. The Trustees concluded that they were satisfied that Domini’s level of profitability with respect to the Fund was reasonable in view of the nature, quality, and extent of services provided.

The Trustees also reviewed Wellington Management’s consolidated balance sheet at December 31, 2009, and its pro-forma income statement for the year ended December 31, 2008, which reflected partnership income as if the firm was in corporate form. The pro-forma statement identified the revenues generated by each Fund as a separate item and reflected assumptions and estimates regarding operating expenses. Based on the information provided, the Trustees concluded that they were satisfied that Wellington Management’s level of profitability with respect to the Funds was not excessive in view of the nature, quality, and extent of services provided to each Fund.

Economies of Scale. The Trustees also considered whether economies of scale would be realized by Domini and Wellington Management as assets grew and the extent to which economies of scale were reflected in the fees charged under the management and submanagement agreements. With respect to the International Fund, the Trustees noted the recent merger of the Domini European Social Equity Fund and Domini PacAsia Social Equity Fund with the International Fund and the opportunity for the now larger International Fund to experience certain economies of scale in connection with Fund expenses. The Trustees noted that there were breakpoints in the fees charged under the management and submanagement agreements. They concluded that breakpoints were an effective way to share economies of scale with shareholders and that this was a positive factor in support of approval of the continuance of the management and submanagement agreements.

Other Benefits. The Trustees considered the other benefits that Domini, Wellington Management, and their respective affiliates receive from their relationship with the Funds. The Trustees reviewed the character and amount of payments received by Domini and its affiliates in connection with each Fund. The Trustees considered that Domini’s profitability would be lower if the benefits related to distribution fees, sales charges, and submanagement fee waivers were not received. The Trustees considered the brokerage practices of Domini and Wellington Management, including their use of soft dollar arrangements. The Trustees also considered the intangible benefits that would continue to accrue to Domini, Wellington Management, and each of their respective affiliates by virtue of their relationship with each Fund and the other Domini funds. The Trustees concluded that the benefits received by Domini, Wellington Management, and their respective affiliates were reasonable and supported the approval of the continuance of the management and submanagement agreements.

BOND FUND

Nature, Quality, and Extent of Services Provided. The Trustees noted that pursuant to the management agreement for the Bond Fund, Domini, subject to the direction of the Board, is responsible for providing advice and guidance with respect to the Bond Fund and for managing the investment of the assets of the Bond Fund, which it does by engaging and overseeing the activities of Seix. They considered that under the management agreement, Domini is responsible for applying social and environmental standards to a universe of securities. They also noted that Domini is responsible for administrative services to the Fund pursuant to an administration agreement. The Trustees considered the scope and quality of the services provided by Seix pursuant to the submanagement agreement, as amended, such as the provision of the day-to-day portfolio management of the Bond Fund, including making purchases and sales of socially screened portfolio securities consistent with the Bond Fund’s investment objective and policies.

The Trustees considered the professional experience, tenure, and qualifications of the portfolio management team and the other senior personnel at Domini and Seix and that there had been no material changes to the team providing services to the Bond Fund. They also considered Domini’s capabilities and experience in the development and application of social and environmental standards and its reputation and leadership in the socially responsible investment community. The Trustees considered the information they had received from Domini concerning Domini’s social research team and the fact that Domini was responsible for the Bond Fund’s community development investments. They considered the quality of the management and administrative services Domini provided to the Bond Fund. In addition, they considered the compliance policies, procedures, and record of Domini and Seix. The Trustees concluded that they were satisfied with the nature, quality, and extent of services provided by Domini and Seix to the Bond Fund under the management and submanagement agreements.

Investment Results. The Trustees reviewed information provided to them by Domini regarding the investment returns of the Bond Fund for each full calendar year since inception as of December 31, 2009, and for the year-to-date, 6-month, 1-, 3-, and 5-year periods ended February 28, 2010. They considered the performance of the Bond Fund’s benchmark, the Barclays Capital Intermediate Aggregate Index, the performance of the Bond Fund’s peer group, as well as the applicable decile ranks. The Trustees noted that the Bond

Fund had performed comparably or slightly underperformed relative to its benchmark on a net basis for each period and that the Bond Fund had relative strong performance gross of fees when compared to the benchmark in recent years including the negative credit cycle (6/1/07 through 12/31/08). The Trustees considered the recent market conditions, the consistency of the Fund’s performance since the submanager was replaced five years ago, and the submanager’s focus on income rather than risk to support performance. In light of the foregoing, the Trustees concluded that they had continued confidence in Seix’s overall capability to submanage the Bond Fund. The Trustees concluded that they had continued confidence in the capability of Domini and Seix to manage the Bond Fund.

Fees and Other Expenses. The Trustees considered the management and submanagement fees paid to Domini and Seix with respect to the Bond Fund. The Trustees also considered the administrative fees paid by the Bond Fund to Domini. The Trustees considered that Domini (and not the Bond Fund) pays Seix from its advisory fee. The Trustees considered the level of the Bond Fund’s management and administrative fees versus the median management and administrative fees for a relevant peer group and compared the Bond Fund’s total expense ratio to the median total expense ratios of those peers, taking into account the agreed-upon waiver of fees, and noted that such fees were lower than the median management and administrative fees of a relevant peer group, net of applicable waivers. The Trustees considered that the submanagement fees Seix receives with respect to the Bond Fund are consistent with the fees Seix charges with respect to other accounts with similar investment objectives and strategies. The Trustees reviewed the total expense ratio of the Bond Fund versus the median total expense ratio for a relevant peer group, taking into account the agreed-upon waiver of management fees, and noted that the total expense ratio of the Bond Fund, after giving effect to contractual expense waivers, was slightly higher than the median total expense ratio of the relevant peer group. In light of the foregoing, and taking into account and the size of the Bond Fund and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment, the Trustees concluded that the management and submanagement fees payable with respect to the Bond Fund are reasonable and supported continuance of the management and submanagement agreements.

Costs of Services Provided and Profitability. The Trustees reviewed information provided to them by Domini concerning the costs borne by and profitability of Domini with respect to the advisory and administrative services provided to the Bond Fund in 2009, along with a description of the methodology used by Domini in preparing the profitability information. The Trustees also reviewed the financial results realized by Domini as of December 31, 2009. The Trustees concluded that they were satisfied that Domini’s level of profitability with respect to the Bond Fund was reasonable in view of the nature, quality, and extent of services provided.

The Trustees also reviewed the most recent annual report for SunTrust Banks, Inc. (the parent company of Seix). The Trustees considered Seix’s profit margin with respect to the Bond Fund in comparison to the industry data provided by Domini. Based on the information provided, the Trustees concluded that they were satisfied that Seix’s level of profitability with respect to the Bond Fund was not excessive in view of the nature, quality, and extent of services provided.

Economies of Scale. The Trustees also considered whether economies of scale would be realized by Domini and Seix as assets grew and the extent to which economies of scale were reflected in the fees charged under the management and submanagement agreements. The Trustees noted that there were breakpoints in the fees charged under each agreement. They concluded that breakpoints were an effective way to share economies of scale with shareholders and that this was a positive factor in support of approval of the continuance of the management and submanagement agreements.

Other Benefits. The Trustees considered the other benefits that Domini, Seix, and their respective affiliates receive from their relationship with the Bond Fund, noting that Seix and its affiliates provide no other services to the Domini funds. The Trustees reviewed the character and amount of payments received by Domini and its affiliates in connection with the Bond Fund and the other Domini funds. The Trustees considered that Domini’s profitability would be lower if the benefits related to distribution fees and administrative services were not received. The Trustees considered the brokerage practices of Domini and Seix, and noted that neither Domini nor Seix received the benefit of “soft dollar” commissions in connection with the Bond Fund. The Trustees also considered the intangible benefits that would continue to accrue to Domini, Seix, and each of their respective affiliates by virtue of their relationship with the Bond Fund and the other Domini funds. The Trustees concluded that the benefits received by Domini, Seix, and their respective affiliates were reasonable and supported the approval of the continuance of the management and submanagement agreements.

TRUSTEES AND OFFICERS

The following table presents information about each Trustee and each Officer of the Domini Social Investment Trust (the “Trust”) as of July 31, 2010. Asterisks indicate that those Trustees and Officers are “interested persons” (as defined in the Investment Company Act of 1940) of the Trust. Each Trustee and each Officer of the Trust noted as an interested person is interested by virtue of his or her position with Domini Social Investments LLC as described below. Unless otherwise indicated below, the address of each Trustee and each Officer is 532 Broadway, 9th Floor, New York, NY 10012. Neither the Funds nor the Trust holds annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is elected or until he or she retires, resigns, dies, or is removed from office. No Trustee or Officer is a director of a public company or a registered investment company other than, with respect to the Trustees, the Domini Funds.

INTERESTED TRUSTEE AND OFFICER
Name, Age, Position(s) Held, and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in the Domini Family of Funds Overseen by Trustee

Amy L. Domini* (60) Chair, Trustee, and President of the Trust since 1990	CEO (since 2002), President (2002-2005), Member (since 1997), and Manager (since 1997), Domini Social Investments LLC; Manager, DSIL Investment Services LLC (since 1998); Manager, Domini Holdings LLC (holding company) (since 2002); Board Member, Progressive Government Institute (nonprofit education provider) (2003-2005); Trustee, New England Quarterly (periodical) (since 1998); Trustee, Episcopal Church Pension Fund (1994-2006); Private Trustee, Loring, Wolcott & Coolidge Office (fiduciary) (since 1987); Partners for the Common Good (2005-2008); Chair, Director, and President, Domini Foundation (nonprofit humanitarian organization) (2004-2009).	3
DISINTERESTED TRUSTEES
Name, Age, Position(s) Held, and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in the Domini Family of Funds Overseen by Trustee

Julia Elizabeth Harris (62) Trustee of the Trust since 1999	Executive Vice President, UNC Partners, Inc. (financial management) (since 1990); Lead Independent Trustee of the Trust since 2010.	3

Kirsten S. Moy (63) Trustee of the Trust since 1999	Board Member, Community Reinvestment Fund (since 2003); Director, Economic Opportunities Program, The Aspen Institute (research and education) (since 2001); Director, NCB Capital Impact (2006-2008); Director, Law Income Investment Fund (community revitalization nonprofit) (since 2009).	3

Gregory A. Ratliff (50) Trustee of the Trust since 1999	Senior Program Officer, Bill & Melinda Gates Foundation (philanthropy) (since 2007); Community Investment Consultant (self-employment) (since 2002); Senior Fellow, Aspen Institute (nonprofit) (2002-2008).	3

DISINTERESTED TRUSTEES (continued)
Name, Age, Position(s) Held, and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in the Domini Family of Funds Overseen by Trustee

John L. Shields (57) Trustee of the Trust since 2004	Managing Principal, MainStay Consulting Group, LLC (management consulting firm) (since 2006); Director, Adverplex, Inc. (technology company) (since 2008); Advisory Board Member, Vestmark, Inc. (software company) (since 2003); CEO and President, Open Investing, Inc. (investment adviser) (2006-2007); Vice President, AdvisorNow, Inc. (search engine marketing) (2006-2007); CEO, Harris Insight Funds Trust (mutual funds) (2005-2006); Managing Director, Navigant Consulting, Inc. (management consulting firm) (2004-2006).	3
OFFICERS
Name, Age, Position(s) Held, and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in the Domini Family of Funds Overseen by Trustee

Megan L. Dunphy* (40) Secretary of the Trust since 2005	Deputy General Counsel (since 2009), Mutual Fund Counsel, Domini Social Investments LLC (2005-2009); Secretary, Domini Funds (since 2005).	N/A

Adam M. Kanzer* (44) Chief Legal Officer of the Trust since 2003 Vice President of the Trust since 2007	Managing Director (since 2007), General Counsel and Director of Shareholder Advocacy (since 1998) and Chief Compliance Officer (April 2005-May 2005), Domini Social Investments LLC; Chief Legal Officer (since 2003), Chief Compliance Officer (April 2005 to July 2005), Vice President (since 2007), Domini Funds; Member, Securities and Exchange Commission Investor Advisory Committee (since 2009), Director, Global Network Initiative (non-profit human rights organization) (since 2010).	N/A

Carole M. Laible* (46) Treasurer of the Trust since 1997 Vice President of the Trust since 2007	President (since 2005), Member (since 2006), Chief Operating Officer (since 2002), Domini Social Investments LLC; President and CEO (since 2002), Chief Compliance Officer (since 2001), Chief Financial Officer, Secretary, and Treasurer (since 1998), DSIL Investment Services LLC; Treasurer (since 1997), Vice President (since 2007), Domini Funds.	N/A

Douglas Lowe* (54) Assistant Secretary of the Trust since 2007	Senior Compliance Manager and Counsel, Domini Social Investments LLC (since 2006); Assistant Secretary, Domini Funds (since 2007); Executive Director, Morgan Stanley (2002 to 2005).	N/A

Steven D. Lydenberg* (64) Vice President of the Trust since 1990	Chief Investment Officer (since 2003) and Member (since 1997), Domini Social Investments LLC; Vice President, Domini Funds (since 1990).	N/A

Meaghan O’Rourke* (30) Assistant Secretary of the Trust since 2007	Senior Compliance Analyst (since 2009), Compliance Associate (2005 to 2009), Institutional Client Relationships Associate (2004 to 2005), Domini Social Investments LLC; Assistant Secretary, Domini Funds (since 2007).	N/A

OFFICERS (continued)
Name, Age, Position(s) Held, and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in the Domini Family of Funds Overseen by Trustee

Christina Povall* (40) Assistant Treasurer of the Trust since 2007	Director of Finance, Domini Social Investments LLC (since 2004); Assistant Treasurer, Domini Funds (since 2007).	N/A

Maurizio Tallini* (36) Chief Compliance Officer of the Trust since 2005 Vice President of the Trust since 2007	Member and Managing Director (since 2007), Chief Compliance Officer (since 2005), Domini Social Investments LLC; Vice President (since 2007). Chief Compliance Officer (since 2005), Domini Funds; Venture Capital Controller, Rho Capital Partners (venture capital) (2001-2005).	N/A

The Funds’ Statement of Additional Information includes additional information about the Trustees and is available without charge, upon request, by calling the following toll-free number: 1-800-582-6757.

PROXY VOTING INFORMATION

The Domini Funds have established Proxy Voting Policies and Procedures that the Funds use to determine how to vote proxies relating to portfolio securities. The Domini Funds’ Proxy Voting Policies and Procedures are available, free of charge, by calling 1-800-762-6814, by visiting www.domini.com/shareholder-advocacy/Proxy-Voting/index.htm, or by visiting the EDGAR database on the Securities and Exchange Commission’s (SEC) website at http://www.sec.gov. All proxy votes cast for the Domini Funds are posted to Domini’s website on an ongoing basis over the course of the year. An annual record of all proxy votes cast for the Funds during the most recent 12-month period ended June 30 can be obtained, free of charge, at www.domini.com, and on the EDGAR database on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE INFORMATION

The Domini Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Domini Funds’ Forms N-Q are available on the EDGAR database on the SEC’s website at http://www.sec.gov. These Forms may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is also available to be viewed at www.domini.com.

SHAREHOLDER MEETING RESULTS (unaudited)

At the March 9, 2010, combined Special Meeting for shareholders of the Domini European Social Equity Fund and Domini PacAsia Social Equity Fund (each an “Acquired Fund,” and collectively the “Acquired Funds”) a proposal to approve an Agreement and Plan of Reorganization providing for the (i) acquisition of all the assets and the assumption of the liabilities of each Acquired Fund, in exchange for shares of Domini International Social Equity Fund to be distributed to the shareholders of the Acquired Fund, and (ii) the subsequent liquidation and dissolution of each Acquired Fund was approved as follows:

Domini European Social Equity Fund:

	dollars voted	% of dollars voted
For	$33,984,308	96.26%
Against	$849,877	2.41%
Abstain	$469,072	1.33%

Domini PacAsia Social Equity Fund:

	dollars voted	% of dollars voted
For	$12,485,241	97.31%
Against	$247,023	1.93%
Abstain	$98,584	0.77%

All tabulations are rounded to the nearest whole number.

DOMINI FUNDS

P.O. Box 9785

Providence, RI 02940-9785

1-800-582-6757

www.domini.com

Investment Manager, Sponsor, and Distributor:

Domini Social Investments LLC (Investment Manager and Sponsor)

DSIL Investment Services LLC (Distributor)

532 Broadway, 9th floor

New York, NY 10012

Investment Submanagers:

Domini Social Equity Fund

Domini International Social Equity Fund

Wellington Management Company, LLP

75 State Street

Boston, MA 02109

Domini Social Bond Fund

Seix Investment Advisors LLC

10 Mountain View Road, Suite C-200

Upper Saddle River, NJ 07458

Transfer Agent:

BNY Mellon Asset Servicing

(formerly PNC Global Investment Servicing)

760 Moore Road

King of Prussia, PA 19406

Custodian:

State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

Independent Registered Public Accounting Firm:

KPMG LLP

Two Financial Center

60 South Street

Boston, MA 02111

Legal Counsel:

Bingham McCutchen LLP

One Federal Street

Boston, MA 02110

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Domini Social Equity Fund Investor Shares: CUSIP 257132100 | DSEFX Class R Shares: CUSIP 257132308 | DSFRX Class A Shares: CUSIP 257132860 | DSEPX Institutional Shares: CUSIP 257132852 | DIEQX	Domini International Social Equity Fund Investor Shares: CUSIP 257132704 | DOMIX Class A Shares: CUSIP 257132886 | DOMAX Domini Social Bond Fund Investor Shares: CUSIP 257132209 | DSBFX

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Item 2.    Code of Ethics.

(a) As of the end of the period covered by this report on Form N-CSR, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, and principal accounting officer.

(c) Not applicable.

(d) Not applicable.

(e) Not applicable.

(f) Registrant is filing its code of ethics with this report.

Item 3.  Audit Committee Financial Expert.

John L. Shields, a member of the Audit Committee, has been determined by the Board of Trustees of the registrant in its reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in the instructions to Form N-CSR. In addition, Mr. Shields is an “independent” member of the Audit Committee as defined in the instructions to Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a) Audit Fees

For the fiscal years ended July 31, 2010, and July 31, 2009, the aggregate audit fees billed to the registrant by KPMG LLP (“KPMG”) for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, are shown in the table below:

Fund	2010	2009

Domini Social Equity Fund	$34,500	$30,000
Domini Social Bond Fund	$28,500	$25,000
Domini European Social Equity Fund	Not Applicable.	$25,000
Domini International Social Equity Fund (formerly Domini European PacAsia Social Equity Fund)	$28,500	$25,000
Domini PacAsia Social Equity Fund	Not Applicable	$25,000

(b) Audit-Related Fees

There were no audit-related fees billed by KPMG for services rendered for assurance and related services to the registrant that were reasonably related to the performance of the audit or review of the registrant’s financial statements, but not reported as audit fees, for the fiscal years ended July 31, 2010, and July 31, 2009.

There were no audit-related fees billed by KPMG for the fiscal years ended July 31, 2010, and July 31, 2009 that were required to be approved by the registrant’s Audit Committee for services rendered on behalf of Domini Social Investments LLC and entities controlling, controlled by, or under common control with Domini Social Investments LLC (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the registrant (“Service Providers”).

(c) Tax Fees

In each of the fiscal years ended July 31, 2010, and July 31, 2009, the aggregate tax fees billed by KPMG for professional services rendered for tax compliance, tax advice, and tax planning for the registrant are shown in the table below:

Fund	2010	2009

Domini Social Equity Fund	$4,860	$4,630
Domini Social Bond Fund	$4,860	$4,630
Domini European Social Equity Fund	$4,860	$4,630
Domini International Social Equity Fund (formerly Domini European PacAsia Social Equity Fund)	$4,860	$4,630
Domini PacAsia Social Equity Fund	$4,860	$4,630

There were no tax fees billed by KPMG for the fiscal years ended July 31, 2010, and July 31, 2009 that were required to be approved by the registrant’s Audit Committee for services rendered on behalf of the registrant’s Service Providers.

(d) All Other Fees

For the fiscal year ended July 31, 2010, the aggregate fees billed by KPMG for its review of the reorganization of the Domini Funds effective March 19, 2010, and the related Form N-14 filing were $3,210, $2,709, and $1,081 for the Domini European Social Equity Fund, Domini International Social Equity Fund, and Domini PacAsia Social Equity Fund, respectively. There were no other fees billed by KPMG for the fiscal year ended July 31, 2009 for other non-audit services rendered to the registrant.

There were no other fees billed by KPMG for the fiscal years ended July 31, 2010, and July 31, 2009 that were required to be approved by the registrant’s Audit Committee for other non-audit services rendered on behalf of the registrant’s Service Providers.

(e)(1)  Audit Committee Preapproval Policy:  The Registrant’s Audit Committee Preapproval Policy is set forth below:

1.	Statement of Principles

The Audit Committee is required to preapprove audit and non-audit services performed for each series of the Domini Social Investment Trust, (each such series a “Fund” and collectively, the “Funds”) by the independent registered public accountant in order to assure that the provision of such services does not impair the accountant’s independence. The Audit Committee also is required to preapprove non-audit services performed by the Funds’ independent registered public accountant for the Funds’ investment adviser, and certain of the adviser’s affiliates that provide ongoing services to the Funds, if the services to be provided by the accountant relate directly to the operations and financial reporting of the Funds. The preapproval of these services also is intended to assure that the provision of the services does not impair the accountant’s independence.

Unless a type of service to be provided by the independent registered public accountant has received preapproval, it will require separate preapproval by the Audit Committee. Also, any proposed services exceeding preapproved cost levels will require separate preapproval by the Audit Committee. When considering services for preapproval the Audit Committee will take into account such matters as it deems appropriate or advisable, including applicable rules regarding auditor independence.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services for the Funds, that have the preapproval of the Audit Committee. The term of any preapproval is 12 months from the date of preapproval, unless the Audit Committee specifically provides for a different period. The Audit Committee will periodically revise the list of preapproved services based on subsequent determinations.

Notwithstanding any provision of this Policy, the Audit Committee is not required to preapprove services for which preapproval is not required by applicable law, including de minimis and grandfathered services.

2.	Delegation

The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit Committee at its next scheduled meeting. By adopting this Policy the Audit Committee does not delegate to management the Audit Committee’s responsibilities to preapprove services performed by the independent auditor.

3.	Audit Services

The annual Audit services engagement terms and fees for the Funds will be subject to the preapproval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope or other matters.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant preapproval for other Audit services, which are those services that only the independent registered public accountant reasonably can provide. The Audit Committee has preapproved the Audit services listed in Appendix A. All Audit services not listed in Appendix A must be separately preapproved by the Audit Committee.

4.	Audit-Related Services

Audit-related services are assurance and related services for the Funds that are reasonably related to the performance of the audit or review of the Funds’ financial statements or that are traditionally performed by the independent registered public accountant. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the accountant, and has preapproved the Audit-related services listed in Appendix B. All Audit-related services not listed in Appendix B must be separately preapproved by the Audit Committee.

5.	Tax Services

The Audit Committee believes that the independent registered public accountant can provide Tax services to the Funds such as tax compliance, tax planning and tax advice without impairing the accountant’s independence. However, the Audit Committee will not permit the retention of the independent registered public accountant in connection with a transaction initially recommended by the independent registered public accountant, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has preapproved the Tax services listed in Appendix C. All Tax services not listed in Appendix C must be separately preapproved by the Audit Committee.

6.	All Other Services

The Audit Committee may grant preapproval to those permissible non-audit services for the Funds classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the accountant. The Audit Committee has preapproved the All Other services listed in Appendix D. Permissible All Other services not listed in Appendix D must be separately preapproved by the Audit Committee.

A list of the SEC’s prohibited non-audit services is attached to this policy as Exhibit 1. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.

7.	Preapproval Fee Levels

Preapproval fee levels for all services to be provided by the independent registered public accountant to the Funds, and applicable non-audit services to be provided by the accountant to the Funds’ investment adviser and its affiliates, will be established periodically by the Audit Committee. Any proposed services exceeding these levels will require specific preapproval by the Audit Committee.

8.      Supporting Documentation

With respect to each service that is separately preapproved, the independent auditor will provide detailed back-up documentation, which will be provided to the Audit Committee, regarding the specific services to be provided.

9.      Procedures

Requests or applications to provide services that require separate approval by the Audit Committee will be submitted to the Audit Committee by both the independent registered public accountant and the Funds’ treasurer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

Management will promptly report to the Chair of the Audit Committee any violation of this Policy of which it becomes aware.

Appendix A – Audit Committee Preapproval Policy

Preapproved Audit Services

for

October 23, 2009 through October 31, 2010

Service	Fee Range
Statutory audits or financial audits (including tax services associated with non-audit services)	As presented to Audit Committee in a separate engagement letter[1]
Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters	Not to exceed $9,000 per filing

Appendix B - Audit Committee Preapproval Policy

Preapproved Audit-Related Services

for

October 23, 2009 through October 31, 2010

Service	Fee Range

Consultations by Fund management with respect to the accounting or disclosure treatment of securities, transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies

Not to exceed $5,000 per occurrence during the Pre-Approval Period
Review of Funds’ semi-annual financial statements	Not to exceed $2,000 per set of financial statements per fund
Regulatory compliance assistance	Not to exceed $5,000 per quarter
Training Courses	Not to exceed $5,000 per course

Appendix C – Audit Committee Preapproval Policy

Preapproved Tax Services

for

October 23, 2009 through October 31, 2010

Service	Fee Range
Review of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions.	As presented to Audit Committee in a separate engagement letter[1]
Tax assistance and advice regarding statutory, regulatory or administrative developments	Not to exceed $5,000 for the Funds’ or for the Funds’ investment adviser during the Pre-Approval period
Assistance with custom tax audits and related matters	Not to exceed $15,000 per Fund during the Pre-Approval Period
Tax Training Courses	Not to exceed $5,000 per course during the Pre-Approval Period
M & A tax due diligence services associated with Fund mergers including: review of the target fund’s historical tax filings, review of the target fund’s tax audit examination history, and hold discussions with	Not to exceed $8,000 per merger during the Pre-Approval Period target management and external tax advisors. Advice regarding the target fund’s overall tax posture and historical and future tax exposures.
Tax services related to the preparation of annual PFIC statements and annual Form 5471 (Controlled Foreign Corporation for structured finance vehicles)	Not to exceed $20,000 during the Pre-Approval Period

Appendix D – Audit Committee Preapproval Policy

Preapproved All Other Services

for

October 23, 2010 through October 31, 2010

Service	Fee Range
No other services for the Pre-Approval Period have been specifically preapproved by the Audit Committee.	N / A

Exhibit 1 – Audit Committee Preapproval Policy

Prohibited Non-Audit Services

▪    Bookkeeping or other services related to the accounting records or financial statements of the audit client

▪    Financial information systems design and implementation

▪    Appraisal or valuation services, fairness opinions or contribution-in-kind reports

▪    Actuarial services

▪    Internal audit outsourcing services

▪    Management functions

▪    Human resources

▪    Broker-dealer, investment adviser or investment banking services

▪    Legal services

▪    Expert services unrelated to the audit

1 For new funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing funds, pro-rated in accordance with inception dates as provided in the auditors’ proposal or any engagement letter covering the period at issue. Fees in the engagement letter will be controlling.

(e)(2) None, or 0%, of the services relating to the audit-related fees, tax fees, and all other fees paid by the registrant disclosed above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of

Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit review or attest services, if certain conditions are satisfied).

(f) According to KPMG for the fiscal year ended July 31, 2010, the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than KPMG’s full-time, permanent employees is as follows:

Fund	2010

Domini Social Equity Fund	0%
Domini Social Bond Fund	0%
Domini European Social Equity Fund	0%
Domini International Social Equity Fund	0%
Domini PacAsia Social Equity Fund	0%

(g) There were no non-audit services rendered to the registrant’s Service Providers for the fiscal year ended July 31, 2010. For the fiscal year ended July 31, 2009 aggregate non-audit fees billed by KPMG, the registrant’s accountant, to the registrant’s Service Providers were $57,000. These fees were billed to and paid for by the registrant’s investment adviser and sponsor, Domini Social Investments LLC. These fees related to the agreed upon procedures performed by the registrant’s accountant in connection with the reorganization of the Domini Funds effective November 28, 2008.

The aggregate non-audit fees billed by KPMG for services rendered to the registrant for the fiscal year ended July 31, 2010 was $ 31,300. These fees related to the 2010 Tax Fees described in Item 4 (c) and KPMG’s review of the reorganization of the Domini Funds effective March 19, 2010, and the related Form N-14 filing. The aggregate non-audit fees billed by KPMG for services rendered to the registrant for the fiscal year ended July 31, 2009, were $23,150. These fees related to the 2009 Tax Fees described in Item 4 (c).

(h) Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6.	Schedule of Investments.

(a) The Schedule of Investments is included as part of the report to stockholders filed under Item 1.

(b) Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may submit recommendations for nominees to the registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a) Within 90 days prior to the filing of this report on Form N-CSR, Amy L. Thornton, the registrant’s President and Principal Executive Officer, and Carole M. Laible, the registrant’s Treasurer and Principal Financial Officer, reviewed the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) of the Investment Company Act of 1940) and evaluated their effectiveness. Based on their evaluation, Ms. Thornton and Ms. Laible determined that the disclosure controls and procedures adequately ensure that information required to be disclosed by the registrant in this report on Form N-CSR is recorded, processed, summarized, and reported within the time periods required by the Securities and Exchange Commission’s rules and forms, including ensuring that information required to be disclosed in this report on Form N-CSR is accumulated and communicated to the registrant’s management, including the Ms. Thornton and Ms. Laible, as appropriate to allow timely decisions regarding required disclosures.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in

Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)  The Code of Ethics referred to in Item 2 is filed herewith.

(a)(2)  Separate certifications required by Rule 30a-2(a) under the Investment Company Act of 1940 for each principal executive officer and principal financial officer of the registrant are filed herewith.

(a)(3)  Not applicable to the registrant.

(b) A single certification required by Rule 30a-2(b) under the Investment Company Act of 1940, Rule 13a-14b or Rule 15d-14(b) under the Securities Exchange Act of 1934, and Section 1350 of Chapter 63 of Title 18 of the United States Code for the chief executive officer and the chief financial officer of the registrant is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DOMINI SOCIAL INVESTMENT TRUST

By:	/s/ Amy L. Thornton
Amy L. Thornton
President

Date: October 4, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Amy L. Thornton
Amy L. Thornton
President (Principal Executive Officer)

Date: October 4, 2010

By:	/s/ Carole M. Laible
Carole M. Laible
Treasurer (Principal Financial Officer)

Date: October 4, 2010